                                                                   Exhibit 10.1

                              AMENDED AND RESTATED

                                 LOAN AGREEMENT


                                     Among



                        PHYSICIAN SUPPORT SYSTEMS, INC.
                             and its Subsidiaries,
                                  as Borrower,



                        THE LENDERS IDENTIFIED HEREIN,
                                      and



                        CORESTATES BANK, N.A., as Agent
                            For the Several Lenders



                         Dated as of September 8, 1997

                               TABLE OF CONTENTS
                               -----------------

Section                                                      Page
-------                                                      ----

SECTION 1.     DEFINITIONS
      1.1      General Provisions..........................     1
               ------------------
      1.2      Defined Terms...............................     2
               -------------

SECTION 2.     AMOUNT AND TERMS OF LOANS
      2.2      Revolving Credit Note.......................    16
               ---------------------
      2.3      Interest Rate Elections.....................    17
               -----------------------
      2.4      Letters of Credit...........................    19
               -----------------
      2.5      Swing Line Commitment.......................    22
               ---------------------
      2.6      Fees........................................    24
               ----
      2.7      Loan Account................................    25
               ------------
      2.8      Computation of Interest.....................    25
               -----------------------
      2.9      Maximum Legal Rate..........................    25
               ------------------
      2.10     Place of Payments...........................    26
               -----------------
      2.11     Application of Payments.....................    26
               -----------------------
      2.12     Late Charges................................    26
               ------------
      2.13     Voluntary Prepayments.......................    26
               ---------------------

SECTION 3.     REPRESENTATIONS AND WARRANTIES
      3.1      Organization and Qualification..............    27
               ------------------------------
      3.2      Power and Authority.........................    27
               -------------------
      3.3      Enforceability..............................    27
               --------------
      3.4      Conflict with Other Instruments.............    28
               -------------------------------
      3.5      Litigation..................................    28
               ----------
      3.6      Title to Assets.............................    28
               ---------------
      3.7      Licenses; Intellectual Property.............    28
               -------------------------------
      3.8      Default.....................................    29
               -------
      3.9      Taxes.......................................    29
               -----
      3.10     Financial Condition.........................    29
               -------------------
      3.11     ERISA.......................................    29
               -----
      3.12     Regulation U................................    30
               ------------
      3.13     No Notices; No Violations...................    31
               -------------------------
      3.14     Labor.......................................    31
               -----
      3.15     Environmental Matters.......................    31
               ---------------------

SECTION 4.     CONDITIONS OF BORROWING
      4.1      Initial Advance.............................    31
               ---------------
      4.2      Subsequent Advances.........................    33
               -------------------

SECTION 5.     AFFIRMATIVE COVENANTS
      5.1      Financial Statements; Reports...............    34
               -----------------------------
      5.2      Liabilities.................................    35
               -----------
      5.3      ERISA.......................................    35
               -----
      5.4      Notices.....................................    36
               -------
      5.5      Use of Proceeds.............................    36
               ---------------
      5.6      Corporate Existence; Properties.............    36
               -------------------------------
      5.7      Insurance...................................    36
               ---------
      5.8      Books and Records...........................    37
               -----------------
      5.9      Location of Business........................    37
               --------------------
      5.10     Funded Debt to Total Capital................    37
               ----------------------------
      5.11     Fixed Charge Coverage Ratio.................    37
               ---------------------------
      5.12     Funded Debt to Annualized EBITDA............    37
               --------------------------------
      5.13     Deposit Accounts............................    38
               ----------------
      5.14     Compliance Certificates.....................    38
               -----------------------
      5.15     Interest Rate Hedging Program...............    38
               -----------------------------
      5.16     Acquisition Financial Information...........    38
               ---------------------------------

SECTION 6.     NEGATIVE COVENANTS
      6.1      Debt........................................    39
               ----
      6.2      Liens.......................................    39
               -----
                                      (i)

      6.3      Investments.................................    39
               -----------
      6.4      Mergers, Consolidations.....................    41
               -----------------------
      6.5      Disposition of Assets.......................    41
               ---------------------
      6.6      Continuance of Business.....................    41
               -----------------------
      6.7      Use of Proceeds.............................    41
               ---------------
      6.8      Negative Pledges............................    41
               ----------------
      6.9      Acquisitions................................    42
               ------------

SECTION 7.     EVENTS OF DEFAULT, REMEDIES
      7.1      Events of Default...........................    42
               -----------------
      7.2      Acceleration................................    45
               ------------
      7.3      Right of Setoff.............................    45
               ---------------
      7.4      Remedies Cumulative.........................    45
               -------------------

SECTION 8.     MISCELLANEOUS
      8.1      No Waiver; Cumulative Remedies..............    46
               ------------------------------
      8.2      Notices.....................................    46
               -------
      8.3      Reimbursement of Agent......................    47
               ----------------------
      8.4      Payment of Expenses and Taxes...............    47
               -----------------------------
      8.5      Survival of Representations and Warranties..    47
               ------------------------------------------
      8.6      Participations and Assignments..............    47
               ------------------------------
      8.7      Successors..................................    48
               ----------
      8.8      Governing Law and Construction..............    48
               ------------------------------
      8.9      Severability................................    48
               ------------
      8.10     Indemnity...................................    49
               ---------
      8.11     Waiver of Trial by Jury; Jurisdiction.......    49
               -------------------------------------
      8.12     Actions Against Lenders; Release............    50
               --------------------------------
      8.13     Counterparts................................    50
               ------------
      8.14     Entire Agreement............................    50
               ----------------
      8.15     Margin Stock................................    50
               ------------

SECTION 9.     RIDERS AND JOINDERS
      9.1      Riders......................................    51
               ------
      9.2      Joinders....................................    51
               --------

SECTION 10.    THE AGENT
      10.1     Appointment and Authorization...............    51
               -----------------------------
      10.2     Agent's Rights as Lender....................    51
               ------------------------
      10.3     Actions; Lenders' Instructions..............    52
               ------------------------------
      10.4     Preference Repayments.......................    53
               ---------------------
      10.5     Consultation with Experts...................    53
               -------------------------
      10.6     Liability of Agent..........................    53
               ------------------
      10.7     Credit Decision.............................    54
               ---------------
      10.8     Successor Agent.............................    54
               ---------------
      10.9     Setoff or Counterclaim......................    54
               ----------------------
      10.10    Amendments..................................    55
               ----------
      10.11    Payments Received...........................    55
               -----------------
      10.12    Advances....................................    55
               --------
      10.13    Indemnification.............................    55
               ---------------
      10.14    Liquidation.................................    56
               -----------
      10.15    Forwarding Information......................    56
               ----------------------
      10.16    Termination.................................    57
               -----------
      10.17    Notices.....................................    58
               -------
      10.18    No Joint Venture............................    58
               ----------------
      10.19    Corporate Records...........................    58
               -----------------

Table of Schedules . . . . . . . . . . . . . . . . . . . .
Table of Exhibits. . . . . . . . . . . . . . . . . . . . .

                                     (ii)

                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

          THIS AMENDED AND RESTATED LOAN AGREEMENT made and entered into September 8, 1997, between PHYSICIAN SUPPORT SYSTEMS, INC., and the other Borrowers (as defined herein), the Lenders (as defined herein), and CORESTATES BANK, N.A., as a Lender and as Agent for the Lenders.

                                   RECITALS

          WHEREAS, the Borrowers and CoreStates Bank, N.A. have entered into that certain loan agreement dated as of December 13, 1996 which provided a $30,000,000 revolving credit facility and a $5,000,000 line of credit facility to the Borrowers; and

          WHEREAS, the Borrowers have requested that the Lenders terminate such line of credit facility and provide an amended and restated $65,000,000 revolving credit facility; and

          WHEREAS, the Lenders have agreed to make the requested amended and restated credit facility available to the Borrowers on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          SECTION 1.  DEFINITIONS.

          1.1  General Provisions.  Unless expressly provided otherwise in this
               ------------------
Agreement or in the Loan Documents, or unless the context requires otherwise:

               (a) all accounting terms used in this Agreement and in the Loan Documents shall have the meanings given to them in accordance with Generally Accepted Accounting Principles;

               (b) all terms used herein and in the Loan Documents that are defined in the Pennsylvania Uniform Commercial Code, as amended from time to time, shall have the meanings set forth therein;

               (c) unless otherwise specified, all capitalized terms defined in this Agreement shall have the defined meanings when used in the Loan Documents and in any other documents made or delivered pursuant to this Agreement;

               (d) the singular shall mean the plural, the plural shall mean the singular, and the use of any gender shall include all genders;

               (e) all references to any particular party defined herein shall be deemed to refer to each and every Person defined herein as such party individually, and to all of them, collectively, jointly and severally, as though each were named wherever the applicable defined term is used;

               (f) all references to "Sections," "Subsections," "Paragraphs" and "Subparagraphs" shall refer to provisions of this Agreement;

               (g) all references to time herein shall mean Eastern Standard Time or Eastern Daylight Time, as then in effect; and

               (h) all references to sections, subsections, paragraphs or other provisions of statutes or regulations shall be deemed to include successor, amended, renumbered and replacement provisions.

          1.2  Defined Terms.  As used herein, the following terms shall have
               -------------
the meanings indicated, unless the context otherwise requires:

               "Accumulated Funding Deficiency" shall mean any accumulated funding deficiency as defined in ERISA (S)302(a).

               "Adjusted Base Rate" shall mean, for any day, a rate per annum equal to the sum of (i) the Base Rate for such day, plus (ii) the relevant Applicable Margin.

               "Adjusted LIBOR Rate" shall mean, for and with respect to any applicable LIBOR Period, a rate per annum equal to the sum of (i) LIBOR, plus (ii) the relevant Applicable Margin.
     ----

               "Advance" and "Advances" shall mean, individually and collectively as appropriate, any and all Revolving Credit Advances and Swing Line Advances.

               "Affiliate" shall mean, as to any Person:

                    (a) if such Person is an individual, any

          (i) Relative of such Person or of a general partner of such Person,
          (ii) partnership in which such Person is a general partner, (iii) general partner of such Person, or (iv) corporation of which such Person is a director, officer, or person in control;

                    (b) if such Person is a corporation, any (i) director of such Person, (ii) officer of such Person, (iii) person in control of such Person, (iv) partnership in which such Person is a general partner, (v) general partner of or joint venturer with such Person, or
          (vi) Relative of a general partner, director, officer, or person in control of such Person; or

                    (c) if such Person is a partnership, any (i) general partner in such Person, (ii) Relative of a general partner in such Person,
          (iii) partnership in which such Person is a general partner, (iv) general partner of such Person, or (v) person in control of such Person.

     As used in this definition, "control" shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any
                                                     --------
     event, any Person which owns or holds directly or indirectly twenty-five percent (25%) or more of the voting securities or twenty-five percent (25%) or more of the partnership or other equity interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

               "Agent" shall mean CoreStates Bank, N.A., as agent for the Lenders, and any successor agent hereunder.

               "Agreement" shall mean this amended and restated loan agreement and any future amendments, restatements, modifications or supplements hereof or hereto.

               "Annualized EBITDA" shall mean at any date the product of (a) EBITDA of PSS and its Subsidiaries on a consolidated basis for the preceding two (2) fiscal quarters minus Capital Expenditures of PSS and its
                                       -----
     Subsidiaries on a consolidated basis during such two (2) fiscal quarters, multiplied by (b) two (2); provided that if PSS or any of its Subsidiaries has acquired any business or company (whether by merger, consolidation, acquisition of stock, or acquisition of assets) during such two (2) fiscal quarters, EBITDA and Capital Expenditures of such business or company shall be included in the calculation contemplated by this definition for such two (2) fiscal quarters so long as PSS has delivered to Agent Pro Forma Historical Financial Statements for such two
     (2) fiscal quarters which reflect such acquisition.

               "Applicable Margin" shall mean the appropriate margin that shall be added to the LIBOR Rate and the Base Rate to determine the Adjusted LIBOR Rate and the Adjusted Base Rate as set forth below:


      Ratio of Funded
 Debt to Annualized EBITDA   Base Rate Margin   LIBOR Margin
---------------------------  -----------------  -------------
less than 2.0                           .00%           1.0%

greater than or equal to 2.0;
less than 2.5                           .00%          1.25%

greater than or equal to 2.5;
less than 3.0                           .00%          1.50%

greater than or equal to 3.0            .25%          1.75%

               "Available Commitment" shall mean, at any time, with respect to any Lender, the excess of (a) the sum of (i) such Lender's Commitment, plus
     (ii) such Lender's Commitment Percentage of any Letter of Credit Reserve, over (b) such Lender's Commitment Percentage of the sum of (i) the aggregate outstanding balance of all Advances plus (ii) the aggregate stated amount of all outstanding Letters of Credit.

               "Bankruptcy Code" shall mean the United States Bankruptcy Code, Title 11 of the United States Code, as amended, or any successor law thereto, and any rules promulgated in connection therewith.

               "Base Rate" shall mean, for any day, a rate per annum equal to the higher of (a) the Prime Rate for such day, and (b) the sum of 0.5% and the Federal Funds Rate for such day.

               "Base Rate Loans" shall mean, collectively, any and all Advances made by the Lenders to the Borrowers bearing interest at the Adjusted Base Rate.

               "Borrowers" shall mean, collectively, PSS and all Subsidiaries which have executed the signature pages of this Agreement or which have joined in this Agreement.

               "Borrowing Notice" shall mean a written request by any Borrower to the Agent for a Revolving Credit Advance or Swing Line Advance pursuant hereto containing any and all information required hereby and made pursuant to such forms as the Agent may require from time to time.

               "Business Day" shall mean a day other than (x) a Saturday, Sunday or legal holiday under the laws of the Commonwealth of Pennsylvania or (y) a day on which commercial banks in Philadelphia, Pennsylvania are required or permitted by law or executive order to be closed.

               "Capital Expenditures" shall mean, collectively, any purchase, acquisition, or lease, the cost of which or payment with respect to which is required to be capitalized pursuant to and in accordance with Generally Accepted Accounting Principles.

               "Capital Lease Obligations" shall mean, collectively, the obligations of any Person to pay rent or other amounts under any lease of or other arrangement conveying the right to use real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person pursuant to and in accordance with Generally Accepted Accounting Principles, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with Generally Accepted Accounting Principles.

               "Closing Date" shall mean September 8, 1997.

               "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor law thereto, and any regulations promulgated thereunder.

               "Collections" means all monies or other assets received by the Agent or any of the Lenders, by setoff or otherwise, for credit against principal, interest or other amounts due with respect to the Advances.

               "Commitment" shall mean, with respect to any Lender, such Lender's commitment to make Swing Line Advances and Revolving Credit Advances hereunder as set forth on Rider A attached hereto, as such Commitment may be reduced, increased, or terminated pursuant to Section 2 hereof.

               "Commitment Percentage" shall mean, with respect to any Lender, such Lender's percentage interest in each Advance to be made hereunder and each Letter of Credit to be issued hereunder as set forth on Rider A attached hereto, as such percentages may be reduced or increased as provided in Subsection 8.6 hereof.

               "Contamination" shall mean the presence of any Hazardous Substance which may require Remedial Actions under applicable law.

               "Controlled Group Member" shall mean:

                    (a) any corporation included with PSS in a controlled group of corporations within the meaning of Code (S)414(b);

                    (b) any trade or business (whether or not incorporated) which is under common control with PSS within the meaning of Code
          (S)414(c); and

                    (c) any member of an affiliated service group of which PSS is a member within the meaning of Code (S)414(m).

               "Default" shall mean any event specified in Subsection 7.1, whether or not any requirement for notice or lapse of time has been satisfied.

               "Default Rate" shall mean a floating annual rate equal to the Prime Rate (as in effect from time to time) plus two percent (2%).

               "EBITDA" shall mean, for any period, the sum of (i) net income for such period, (ii) interest expense, taxes, and depreciation and amortization expense for such period, (iii) charges related to extinguishment of debt for such period, (iv) merger costs for such period,
    (v) charges associated with acquisitions accounted for as poolings of interest for such period, and (vi) with the approval of the Required Lenders, restructuring charges for such period, in each case to the extent taken into account in determining net income during such period.

               "Employee Pension Plan" shall mean any pension plan which (i) is maintained by PSS or any Controlled Group Member, and (ii) is qualified under Code (S)401.

               "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any regulations issued thereunder by the

     United States Department of Labor or the PBGC.

               "Event of Default" shall mean any event specified in Subsection 7.1, provided that any requirement for notice or lapse of time has been
          --------
     satisfied.

               "Federal Funds Rate" shall mean for any day the rate per annum (rounded upward, if necessary, to the nearest one one-hundredth of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent.

               "Fixed Charges" shall mean, with respect to PSS and its Subsidiaries on a consolidated basis, for any applicable period and without duplication, the product of (x) the sum of (i) the total amount of interest due and payable in respect of all outstanding indebtedness, (ii) amounts due and payable in respect of Capital Lease Obligations to the extent that such amounts are in the nature of interest, (iii) all scheduled payments of principal on all outstanding indebtedness, (iv) amounts paid in respect of Capital Lease Obligations to the extent that such amounts are in the nature of principal, (v) dividends paid, and (vi) funds disbursed for the repurchase of capital stock, as measured over the preceding two (2) fiscal quarters of PSS, multiplied by (y) two (2); provided that if PSS or any of its Subsidiaries has acquired any business or company (whether by merger, consolidation, acquisition of stock, or the acquisition of assets) during such two (2) fiscal quarters, items in clause (x) for such business or company shall be included in the calculation contemplated by this definition for such two (2) fiscal quarters so long as PSS has delivered to Agent Pro Forma Historical Financial Statements of PSS and its Subsidiaries for such two (2) fiscal quarters which reflect such acquisition and the pro forma effect of the debt incurred in connection with such acquisition.

               "Funded Debt" shall mean, with respect to PSS and its Subsidiaries on a consolidated basis, at any applicable date and without duplication, the excess of (a) sum of (i) the principal amount of all indebtedness for borrowed money and indebtedness incurred in connection with the acquisition of assets or capital stock, (ii) all Capital Lease Obligations, and (iii) all guaranteed obligations, letter of credit obligations and deferred purchase price obligations, over (b) the principal
                                                          ----
     amount of all Subordinated Indebtedness.

               "Generally Accepted Accounting Principles" shall mean, at any particular time, generally accepted accounting principles as in effect at such time, provided, however, that, if employment of more than one
                -----------------
     principle shall be permissible at such time in respect of a particular accounting matter, "Generally Accepted Accounting Principles" shall refer to the principles which are then employed by PSS with the agreement of its independent certified public accountants.

               "Hazardous Substances" shall mean any chemical, solid, liquid, gas, or other substance having the characteristics identified in, listed under, or designated pursuant to:

                    (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S)9601(14), as a "hazardous substance;"

                    (b) the Clean Water Act, 33 U.S.C. (S)1321(b)(2)(A), as a "hazardous substance;"

                    (c) the Clean Water Act, 33 U.S.C. (S)(S)1317(a) and 1362(13), as a "toxic pollutant;"

                    (d) Table 1 of Committee Print Numbered 95-30 of the Committee on Public Works and Transportation of the United States House of Representatives, as a "toxic pollutant;"

                    (e) the Clean Air Act, 42 U.S.C. (S)7412(a)(1), as a "hazardous air pollutant;"

                    (f) the Toxic Substances Control Act, 15 U.S.C. (S)2606(f), as an "imminently hazardous chemical substance or mixture;"

                    (g) the Resource, Conservation and Recovery Act, 42 U.S.C.
          (S)(S)6903(5) and 6921, as a "hazardous waste;" or

                    (h) any other laws, regulations or governmental publications, as presenting an imminent and substantial danger to the public health or welfare or to the environment, or as otherwise requiring special handling, collection, storage, treatment, disposal, or transportation.

     The term "Hazardous Substances" shall also include: (w) petroleum, crude oil, gasoline, natural gas, liquified natural gas, synthetic fuel, and all other petroleum, oil, or gasoline based products; (x) radioactive substances, mixtures, wastes, compounds, materials, elements, products or matters; (y) asbestos, asbestos-containing materials, polychlorinated biphenyls, and (z) any other substance, mixture, waste, compound, material, element, product or matter that presents an imminent and substantial danger to the public health or welfare or to the environment upon its Release.

               "Issuing Bank" shall mean CoreStates Bank, N.A.

               "Letters of Credit" shall have the meaning given to such term in Subsection 2.4.

               "Letter of Credit Reserve" shall mean the amounts (if any) on deposit in the cash collateral accounts described in Subsections 2.4(b),
     (c) and (f).

               "Lenders" shall mean, collectively, the financial institutions listed on Rider A attached hereto, as such Rider may be amended from time to time.

               "LIBOR" shall mean, for each LIBOR Loan and LIBOR Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by the Agent according to the following formula:

               where R = LIBOR

                    X = London Interbank Offered Rate for such LIBOR Loan for the applicable LIBOR Period

                    Y = the average of the daily rates (expressed as a decimal fraction) of maximum reserve requirements which are, at any time, applicable during such LIBOR Period (including, without limitation, basic, special, supplemental, marginal and emergency reserves) under any regulations of the Board of Governors of the Federal Reserve System or other banking authority, domestic or foreign, as now and from time to time hereafter in effect, prescribed for eurocurrency funding (currently referred to as Eurocurrency Liabilities in Regulation D of such Board) to which the Agent (including any branch, Affiliate, or other fronting office making or holding a LIBOR Loan) is subject, as now and from time to time hereafter in effect.

               "LIBOR Business Day" shall mean any Business Day on which commercial banks are open for international business (including dealing in Dollar ($) deposits) in London, England and Philadelphia, Pennsylvania.

               "LIBOR Loan" shall mean any Revolving Credit Advance or portion thereof which bears interest at the Adjusted LIBOR Rate pursuant hereto.

               "LIBOR Period" shall mean, with respect to any Advance or portion thereof bearing interest at the Adjusted LIBOR Rate pursuant hereto, the period commencing on the date on which the Advance or portion thereof begins to bear interest at the Adjusted LIBOR Rate in accordance herewith and ending one month, two months, three months, or six months thereafter, as appropriate, as selected by any Borrower pursuant to Section 2.3, subject to the following:

                    (i) if the last day of the LIBOR Period selected by such Borrower pursuant to Section 2.3 does not fall on a Business Day:

                         (A) the LIBOR Period shall be automatically extended
               until the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such LIBOR Period shall end on the next preceding Business Day;

                         (B) interest shall, to the extent applicable, continue
               to accrue at the Adjusted LIBOR Rate; and

                         (C) the next LIBOR Period elected, or deemed to have
               been elected, by such Borrower with respect to the LIBOR Loan to which the LIBOR Period relates, if any, shall commence on the day following the Business Day described in clause (i)(A) above; and

                    (ii) any LIBOR Period that begins on the last Business Day of the calendar month (or on a date for which there is no numerically corresponding day in the calendar month in which such LIBOR Period ends) shall end on the last Business Day of a calendar month and the next LIBOR Period with respect to the LIBOR Loan to which the LIBOR Period relates, if any, shall commence on such Business Day.

               "Loan Account" shall mean, collectively, the account or accounts of the Borrowers on the books of Agent in which are recorded the Advances and the payments of principal and interest made by the Borrowers to Agent thereon.

               "Loan Documents" shall mean, collectively, this Agreement, the Notes, the Pledge Agreement, and all other agreements executed and delivered to the Lenders or the Agent by the Borrowers in connection therewith and any modifications, amendments, restatements, substitutions and replacements of or for any of the foregoing.

               "London Interbank Offered Rate" shall mean, for and with respect to any LIBOR Loan and any LIBOR Period applicable thereto, the rate (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the composite London Interbank Offered Rate for dollar ($) deposits approximately equal in principal amount to the amount of such LIBOR Loan and for a maturity comparable to such LIBOR Period appearing on the Telerate Screen Page 3750 at approximately 9:00 A.M., Eastern Standard time, on the date that is two (2) LIBOR Business Days prior to the commencement of such LIBOR Period; provided, however, that if such rate
                                        --------  -------
     shall for any reason not be available on the Telerate Screen Page 3750 at such time, the London Interbank Offered Rate shall be the arithmetic average of the rates at which dollar ($) deposits approximately equal in principal amount to the amount of such LIBOR Loan and for a maturity comparable to such LIBOR Period are offered to Agent in immediately available funds in the London interbank market at approximately

     11:00 A.M., London time, two (2) LIBOR Business Days prior to the commencement of such LIBOR Period. As used herein, the term "Telerate Screen Page 3750" shall mean the display designated as the page for LIBOR on the Dow Jones Telerate Service (or such other page as may replace the LIBOR page on that service for the purpose of displaying London interbank offered rates of major banks).

          "Mandatory Loan" shall have the meaning given to that term in Subsection 2.5.

               "Minimum Loan Amount" shall mean One Million Dollars
     ($1,000,000).

               "Multiemployer Plan" shall mean a multiemployer pension plan as defined in ERISA (S)3(37) to which PSS or any Controlled Group Member is or has been required to contribute subsequent to September 25, 1980.

               "Notes" shall mean, collectively, the Revolving Credit Notes.

               "Obligations" shall mean all liabilities, duties and obligations of the Borrowers to the Lenders with respect to any covenants, representations or warranties herein or in the Loan Documents, with respect to the principal of and interest on the Advances, and all other present and future fixed and/or contingent obligations of the Borrowers to the Lenders under the Loan Documents, including, without limitation, obligations with respect to interest accruing (or which would accrue but for (S)502 of the Bankruptcy Code) after the date of any filing by any Borrower of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceedings with respect to any Borrower.

               "Out-of-Pocket Costs" means all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) paid or incurred by or on behalf of the Agent or the Lenders in connection with the preparation, execution and administration or the enforcement of any rights under this Agreement or any of the other Loan Documents.

               "PBGC" shall mean the Pension Benefit Guaranty Corporation.

               "Pro Forma Historical Financial Statements" shall mean pro forma historical financial statements of PSS and its subsidiaries

     (after giving effect to the acquisition of any acquired entity) for the preceding two (2) fiscal quarters, prepared by PSS in accordance with Generally Accepted Accounting Principles and reflecting such adjustments as PSS has historically made in preparing pro forma historical financial statements and any other adjustments approved by the Required Lenders in the reasonable exercise of their discretion.

               "PSS" shall mean Physician Support Systems, Inc., a Delaware corporation.

               "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, or any other legal entity.

               "Pledge Agreement" shall mean the collateral pledge of stock agreement dated the Closing Date between PSS and the Agent.

               "Premises" shall mean the real properties, improvements thereon and fixtures attached thereto owned or leased by any Borrower.

               "Prime Rate" shall mean the floating annual rate of interest that is designated from time to time by Agent as its "Prime Rate" and is used by Agent as a reference base with respect to different interest rates charged to borrowers generally. Such rate of interest shall change simultaneously and automatically upon Agent's designation of any change in such reference rate, and Agent's determination and designation from time to time of the reference rate shall not in any way preclude Agent from making loans to other borrowers at rates which are higher or lower than or different from the referenced rate.

               "Relative" shall mean, with respect to any individual, any spouse, child, parent, grandchild, grandparent, brother or sister of such individual, whether natural or by adoption.

               "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, or dumping.

               "Remedial Actions" shall mean:

                    (a) clean-up or removal of Hazardous Substances;

                    (b) such actions as may be necessary to monitor, assess, or evaluate the Release or threatened Release of Hazardous Substances;

                    (c) proper disposal or removal of Hazardous Substances;

                    (d) the taking of such other actions as may be necessary to prevent, minimize, or mitigate the damages caused by a Release or threatened Release of Hazardous Substances to the public health or welfare or to the environment; and

                    (e) the providing of emergency assistance after a Release.

     Remedial Actions include, but are not limited to, such actions at the location of a Release as: storage; confinement; perimeter protection using dikes, trenches, or ditches; clay cover; neutralization; clean-up of Hazardous Substances or contaminated materials; recycling or reuse; diversion; destruction; segregation of reactive wastes; dredging or excavations; repair or replacement of leaking containers; collection of leachate and runoff; onsite treatment or incineration; providing alternative water supplies; and any monitoring reasonably required to assure that such actions protect the public health and welfare and the environment.

               "Reorganization" shall mean reorganization as defined in ERISA
     (S)4241(a).

               "Reportable Event" shall mean with respect to any Employee Pension Plan, an event described in ERISA (S)4043(b).

               "Required Lenders" shall mean Lenders that own, in the aggregate, at least 66/2//\\3\\% of the Commitments.

               "Revolving Credit Advance" or "Revolving Credit Advances" shall mean, individually and collectively as appropriate, any or all Advances made under the Revolving Credit Facility.

               "Revolving Credit Commitment" shall mean, as at any applicable time, the Borrowers' maximum credit availability at such time under the Revolving Credit Facility, as determined under

     Subsection 2.1(a).

               "Revolving Credit Facility" shall mean the revolving credit facility in the maximum amount of $65,000,000 described in Subsection 2.1.

               "Revolving Credit Notes" shall mean the promissory notes of the Borrowers described in Subsection 2.2 and any future amendments, restatements, modifications, or supplements thereof or thereto.

               "SEC" shall mean the Securities and Exchange Commission.

               "Subordinated Indebtedness" shall mean (i) the indebtedness owed by PSS to the L. David Covell Living Trust and Spring Investment Limited Liability Company in a principal amount not to exceed $5,500,000 in the aggregate (the "Spring Debt"), (ii) any indebtedness of PSS or any Subsidiary in an aggregate principal amount not exceeding $10,000,000 that is subordinated on substantially the same basis as the Spring Debt, and
     (iii) any other indebtedness of PSS or any Subsidiary, if any, for money borrowed, whether now existing or hereafter incurred, which is approved by the Agent as Subordinated Indebtedness before it is incurred by PSS or such Subsidiary.

               "Subsidiary" shall mean any corporation more than fifty percent (50%) of the outstanding shares of capital stock of which (except for directors' qualifying shares, if required by law) are at the time owned, directly or indirectly, by PSS and/or one or more Subsidiaries.

               "Swing Line Advance" or "Swing Line Advances" shall mean, individually and collectively as appropriate, any or all Advances made under the Swing Line Facility.

               "Swing Line Commitment" shall mean, as at any applicable time, the Borrowers' maximum credit availability at such time under the Swing Line Facility, as determined under Subsection 2.5.

               "Swing Line Facility" shall mean the swing line facility in the maximum amount of $3,000,000 described in Subsection 2.5.

               "Swing Line Lender" means CoreStates Bank, N.A., in its capacity as Swing Line lender hereunder.

               "Termination Date" shall mean the third anniversary of the Closing Date, unless extended in writing by the Lenders and the Agent.

               "Total Capital" shall mean, as of any date, the sum of (i) shareholders' equity on such date of PSS and its Subsidiaries on a consolidated basis, and (ii) Funded Debt on such date of PSS and its Subsidiaries on a consolidated basis.

               "Withdrawal Liability" shall mean any withdrawal liability as defined in ERISA (S)4201.

          SECTION 2.  AMOUNT AND TERMS OF LOANS.

          2.1  Revolving Credit.
               ----------------

               (a) Subject to, and in accordance with, the terms and conditions of this Agreement, each Lender severally (but not jointly) agrees to extend credit to the Borrowers by making Revolving Credit Advances to them, from time to time during the period commencing on the Closing Date and ending on the Business Day preceding the Termination Date. No Lender shall be required to make any Revolving Credit Advance in excess of such Lender's Available Commitment. The sum of (i) the aggregate principal balance of all outstanding Advances and (ii) the aggregate stated amount of all outstanding Letters of Credit (minus any Letter of Credit Reserve), shall not at any time exceed $65,000,000, as such limit may be reduced from time to time pursuant to Subsection 2.1(c).

               (b) During the period referred to in Subsection 2.1(a), the Borrowers may borrow under Subsection 2.1(a), repay and reborrow. Subject to the provisions of Section 2.3(b), the Borrowers shall notify the Agent in writing of each proposed borrowing under Subsection 2.1(a) not later than 10:00 A.M. at least one Business Day prior to such proposed borrowing. Each such borrowing and repayment shall be either (i) in the Minimum Loan Amount and integral multiples of Two Hundred Fifty Thousand Dollars ($250,000) in excess thereof or (ii) equal to the remaining credit availability under the Revolving Credit Commitment. The Borrowers authorize and direct the Lenders to disburse the proceeds of each such borrowing by direct deposit to demand deposit account number 0015355336 of PSS with the Agent.

               (c) PSS may upon three Business Days prior written notice to the Agent permanently reduce (in whole or in part) or terminate the

     Revolving Credit Commitment and the Commitments, provided that on the effective date of such reduction or termination the Borrowers pay to the Agent for the account of the Lenders the amount by which (x) the sum of (i) the aggregate outstanding Revolving Credit Advances plus (ii) the aggregate stated amount of all outstanding Letters of Credit (minus any Letter of Credit Reserve) exceeds (y) the Revolving Credit Commitment, and the amount by which the aggregate Advances exceed the Commitments, in each case as so reduced or terminated, together with any amounts due under Subsection 2.13.

          2.2  Revolving Credit Note.  On the date hereof, the Borrowers shall
               ---------------------
execute and deliver to each Lender a promissory note, which shall evidence the Borrowers' obligations to repay the principal of, interest on, and other amounts due in connection with the Revolving Credit Facility owed to such Lender and which shall:

               (a) be dated the Closing Date and be payable to the Lender's order in a principal amount equal to such Lender's Commitment;

               (b) bear interest on the unpaid principal amount of any outstanding Revolving Credit Advances from the dates of such advances at an annual rate selected by PSS pursuant to Section 2.3;

               (c) be payable, with respect to LIBOR Loans, as to interest at the expiration of the LIBOR Period applicable thereto; provided, however,
                                                            --------  -------
     for LIBOR Loans having a LIBOR Period in excess of three (3) months, interest shall be payable at the expiration of each three (3) month period during the LIBOR Period and at the expiration of the LIBOR Period;

               (d) be payable as to interest with respect to Base Rate Loans monthly, commencing October 1, 1997, and continuing on the first day of each month thereafter until payment in full of the unpaid principal amount thereof and all accrued but unpaid interest thereon;

               (e) bear interest after the occurrence and during the continuation of any Event of Default at the Default Rate; and

               (f) be payable in full as to the entire unpaid principal balance, all accrued interest and other sums due thereunder on the sooner of (i) the Termination Date; (ii) upon written demand after the occurrence of an Event of Default; or (iii) immediately and automatically upon any Event of Default described in Paragraphs (e) or

     (f) of Subsection 7.1.

          2.3  Interest Rate Elections.
               -----------------------

               (a) Any Borrower, subject to any prior continuing interest rate elections made pursuant to Section 2.3(b), at any time and from time to time, may notify the Agent that it is electing to have interest accrue at the Base Rate on all or a specific portion of the aggregate unpaid amount of any Revolving Credit Advance. All Revolving Credit Advances for which an interest rate option is not specifically designated by a Borrower, pursuant to the terms hereof, or not requested in conformity with the terms hereof, shall be bear interest at the Base Rate.

               (b) Subject to the notice provisions set forth in this Section 2.3(b), at any time and from time to time, any Borrower may notify (which notice shall be irrevocable) the Agent that it is electing to have interest accrue for a LIBOR Period specified in writing by such Borrower at the Adjusted LIBOR Rate on all or a specific portion of the aggregate unpaid amount of any Revolving Credit Advance (including any Revolving Credit Advance to be made by the Lenders to the Borrowers on the date of election) equal to the amount specified by such Borrower. A Borrower shall notify the Agent not later than 11:00 A.M. three (3) LIBOR Business Days before the date on which the Borrowers desire any Revolving Credit Advance to bear interest at the Adjusted LIBOR Rate. Notwithstanding anything contained herein to the contrary, any LIBOR Loan shall be in minimum denominations equal to the lesser of (i) the Minimum Loan Amount and integral multiples of Two Hundred Fifty Thousand Dollars ($250,000) if in excess thereof or
     (ii) the remaining credit availability under the Revolving Credit Commitment. A Borrower may not elect to have a Revolving Credit Advance bear interest at the Adjusted LIBOR Rate if as a result thereof more than eight (8) LIBOR Loans would be outstanding.

               (c) Following an interest rate election made by any Borrower with respect to any Revolving Credit Advance pursuant to Sections 2.3(a) or 2.3(b), but subject to all other conditions of this Agreement, such Borrower may, in accordance with the provisions of Sections 2.3(a) and 2.3(b), from time to time, elect to convert or continue the type of interest rate borne by such Revolving Credit Advance. In the event that a Borrower fails to provide the Agent with any notice of conversion or continuance, as described above, such Revolving Credit Advance shall immediately and automatically become a

     Base Rate Loan and shall commence bearing interest at the Base Rate. Notwithstanding anything contained herein to the contrary, no Borrower shall convert any LIBOR Loan to a Base Rate Loan until the expiration of the LIBOR Period then in effect with respect thereto.

               (d) Each LIBOR Period shall end prior to the Termination Date, and the Borrowers may not elect any LIBOR Period hereunder that ends after the Termination Date.

               (e) In the event that the Agent shall determine (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the interbank eurodollar market or otherwise, adequate and reasonable means do not exist for ascertaining LIBOR, the Borrowers' right to elect to have interest accrue on any Revolving Credit Advance at the Adjusted LIBOR Rate shall be suspended until such time that the Agent determines that adequate and reasonable means exist for ascertaining LIBOR.

               (f) Notwithstanding anything contained herein to the contrary, if any applicable law, treaty, regulation or directive, or any change in or in the application or interpretation of such law, treaty, regulation or directive, or any other event shall make it unlawful for any Lender to make or maintain LIBOR Loans:

                    (i) The obligation of the Lenders to make or maintain LIBOR Loans shall be cancelled automatically and immediately; and

                    (ii) Such LIBOR Loans shall convert automatically and immediately to Base Rate Loans and bear interest at the Adjusted Base Rate.

               (g) The Borrowers shall not prepay, in whole or in part, any LIBOR Loans prior to the expiration of the appropriate LIBOR Period applicable thereto. The Borrowers shall indemnify the Lenders and hold the Lenders harmless from and against any and all direct and indirect costs and losses (including losses resulting from redeployment of prepaid or reborrowed funds at rates lower than the cost of such funds to the Lenders), but not lost profits, that the Lenders may sustain or incur as a result of (i) any prepayment of a LIBOR Loan, (ii) the conversion of a LIBOR Loan to a Base Rate Loan prior to the expiration of the LIBOR Period applicable thereto, (iii) a Revolving Credit Advance being converted from a LIBOR Loan to a Base Rate Loan by reason of the circumstances described in
     Section 2.3(e) or (f), or (iv) a LIBOR Loan not being made after notice thereof is provided to the Agent pursuant hereto. Such agreement to indemnify shall include, without limitation, any interest payable by the Lenders to lenders of funds obtained by the Lenders in order to make or maintain LIBOR Loans pursuant hereto.

               (h) Following the occurrence and during the continuance of an Event of Default, the Borrowers may not elect to have any Revolving Credit Advance made or maintained as, or converted into, a LIBOR Loan after the expiration of any LIBOR Period then in effect for that Revolving Credit Advance.

          2.4  Letters of Credit.
               -----------------

          (a) The Borrowers, the Agent and the Lenders agree that standby letters of credit (herein collectively the "Letters of Credit" and individually a "Letter of Credit") may be issued from time to time by the Issuing Bank for the account of any Borrower for the purposes and under the terms set forth in this Section 2.4. In no event shall the aggregate stated amount of all Letters of Credit issued and unexpired at any time exceed the lesser of (i) the aggregate amount of the unused Available Commitments of all of the Lenders and
(ii) Two Million Dollars ($2,000,000.00). In addition to the provisions set forth in this Section 2.4, all terms, conditions and provisions of this Agreement applicable to the making of any Advance shall likewise be applicable to the issuance of any and all Letters of Credit, including, without limitation, the means by which the Borrower requests the making of a Revolving Credit Advance and all limitations upon, and conditions precedent to, the making of any Advance; provided, however, that the Borrower shall give the Issuing Bank
                --------  -------
written request for the issuance of a Letter of Credit at least three (3) Business Days prior to the date such Letter of Credit is to be issued. With respect to any Letter of Credit, the Agent, pursuant to the terms of such Letter of Credit, from time to time, shall be entitled to, without notice or demand of the Borrowers at any time and without the need for further approval of the Borrowers, cause Advances to be made under the Revolving Credit Facility (as Base Rate Loans) directly to the beneficiary of such Letter of Credit to pay and honor all or any part of the liabilities under such Letter of Credit. Without in any way limiting the force and effect of any provision of this Agreement, the Borrowers acknowledge and agree that their obligations under each Letter of Credit to repay such Advances shall be evidenced by the Revolving Credit Notes and secured by the Pledge Agreement. Notwithstanding any repayment and/or prepayment by Borrowers to Lenders of all amounts due under the Revolving Credit Facility, so long as any Letter of Credit, or any extension, amendment or renewal thereof, is outstanding, available and unexpired, whether or not draws have been made thereunder, it shall be deemed that sums are due and owing to Lenders pursuant to this Agreement and the Borrowers shall remain bound by all covenants, conditions, restrictions, and obligations set forth in this Agreement and the other Loan Documents until such time as all amounts due under the Revolving Credit Facility have been repaid to Lenders in full and no Letters of Credit are outstanding or in effect. If an Advance has been made to honor a drawing under a Letter of Credit, the stated amount of such Letter of Credit shall be reduced by the amount of such Advance.

          (b) So long as there shall exist an Event of Default under this Agreement, the Agent may, at its option, cause an Advance to be made under the Revolving Credit Facility in an amount equal to the stated amount of each outstanding Letter of Credit. The proceeds of any Advance made pursuant to this paragraph shall be deposited by the Agent in a deposit account maintained with the Agent which shall constitute cash collateral for any obligations to honor draws under outstanding Letters of Credit. In the event that any outstanding Letters of Credit are thereafter returned to the Issuing Bank without any drafts or demands for payment having been made thereon, then from any sums then on deposit in the foregoing account an amount shall be applied to the outstanding principal balance of the Revolving Credit Facility which is equal to the face amount of each such returned Letter of Credit.

          (c) The terms of each Letter of Credit must be acceptable to each of the Issuing Bank and the Borrower which is the account party. However, in no event shall a Letter of Credit be issued which has an expiry date occurring more than twelve (12) months after the date of issuance of such Letter of Credit. A Letter of Credit may be issued having an expiry date occurring after the Termination Date; provided, however, that the Borrower shall provide to Agent
                  --------  -------
cash collateral in an amount equal to one hundred three percent (103%) of the stated amount of each Letter of Credit having an expiry date occurring after the Termination Date, such cash collateral to be posted on or before the date which is ninety (90) days prior to the then current Termination Date. Letters of Credit shall be issued for the Borrowers' general corporate purposes.

          (d) All Advances by the Agent under paragraphs (a) or (b) of this Subsection 2.4 shall be deemed to be Base Rate Loans and shall be deemed to be a Revolving Credit Advance subject to all of the terms, conditions and provisions of this Agreement which are applicable to Base Rate Loans; provided, however, that nothing contained in this Agreement shall relieve the Agent from the obligation to honor proper draws or demands for payment under the terms of any outstanding and unexpired Letter of Credit.

          (e) The liability of the Lenders to the Issuing Bank on account of each Letter of Credit issued pursuant to this Section 2.4 shall be pro rata according to the respective Commitment Percentages of the Lenders. The Lenders do each hereby agree to indemnify the Issuing Bank and hold the Issuing Bank harmless, under the terms of Subsection 10.6 of this Agreement, from and against any and all demands, draws, claims and liabilities of any nature arising out of and/or relating to any and all Letters of Credit. In the event that the Issuing Bank shall be required to honor any draft, draw or demand for payment under the terms of any Letter of Credit, then the funding of such draft, draw or demand for payment by the Lenders to the Issuing Bank shall be made pursuant to Section 10.12 of this Agreement. The Issuing Bank shall provide notice to the Lenders of the Issuing Bank's intention to honor any draw or demand for payment under any Letter of Credit and the amount of each Lender's pro rata share of such draw or demand and each Lender shall make the amount of its pro rata share of such draw or demand available to the Issuing Bank at the office of the Issuing Bank prior to 1:00 P.M. Philadelphia prevailing time, on the Business Day following the date of issuance of such notice of intent by the Issuing Bank or such later date as is specified by the Issuing Bank.

          (f) PSS may upon three Business Days prior written notice to the Agent permanently reduce (in whole or in part) or terminate the ability of the Borrowers to request the issuance of Letters of Credit under this Subsection 2.4, provided that the Borrowers establish a cash collateral account with the Agent in an amount equal to the excess of (i) the aggregate stated amount of all Letters of Credit outstanding on the effective date of such reduction or termination over (ii) the maximum aggregate stated amount of Letters of Credit that the Borrowers may request to be issued hereunder as a result of the reduction in such availability by PSS. (For example, if PSS reduces the amount of Letters of Credit that can be issued to $1,000,000 and the aggregate stated amount of outstanding Letters of Credit is $1,500,000, then the Borrowers must establish a $500,000 cash collateral account with the Agent.)

          2.5  Swing Line Commitment.
               ---------------------

          (a) Subject to satisfaction of all conditions precedent to the establishment of the Revolving Credit Facility, the Swing Line Lender hereby agrees to make Swing Line Advances to or for the benefit of the Borrowers under the terms and subject to the conditions set forth in this Section 2.5.

          (b) Swing Line Advances (i) may be made at any time and from time to time on and after the date of this Agreement and prior to the Termination Date, provided that any request for a Swing Line Advance must be made by 2:00 p.m. on the date such Swing Line Advance is required, (ii) may be made only as cash advances which shall accrue interest at the Base Rate and shall not be entitled to be converted into LIBOR Loans, (iii) shall not be made if the aggregate principal amount of Swing Line Advances then outstanding, after giving effect to any requested Swing Line Advance, would exceed $3,000,000, or if the principal amount of any requested Swing Line Advance would exceed the aggregate amount of all Lenders' Available

Commitments. To the extent the Borrowers have credit availability under the Swing Line Facility and no Event of Default has occurred and is continuing, the Swing Line Lender shall make Swing Line Advances in connection with the cash management system maintained by the Borrowers with Agent to the extent necessary to avoid any negative account balance.

          (c) The Swing Line Lender shall, so long as and to the extent that amounts are available to be borrowed under the Swing Line Facility (whether or not any conditions precedent thereto can be or are met), require each other Lender, and each other Lender hereby agrees, subject to this Subsection 2.5(c), on such date (which shall be a Business Day) as designated by the Swing Line Lender in writing to the Borrowers and the other Lenders, to make a Base Rate Loan in an amount equal to such Lender's Commitment Percentage of the amount of each Swing Line Advance (rounded up to the nearest thousand dollars) specified in such notice (each a "Mandatory Loan"). If Base Rate Loans are made by Lenders other than the Swing Line Lender under the immediately preceding sentence, each such Lender shall make the amount of its Mandatory Loan available to the Agent, in same day funds, at the Agent's Philadelphia, Pennsylvania office, not later than 12:00 noon (Philadelphia time) on the Business Day next succeeding the date such notice is given. The conversion of Swing Line Advances to Base Rate Loans will not require the Borrowers to comply with the conditions precedent set forth in Subsection 4.1 hereof or the notice requirements of Subsection 2.3 hereof or require any other action on the part of Borrowers. The proceeds of such Base Rate Loans shall be immediately delivered to Swing Line Lender (and not to Borrowers) and applied to repay the outstanding Swing Line Advances. On the day such Base Rate Loans are made, the Swing Line Lender's Commitment Percentage of Swing Line Advances shall be deemed to be paid with the proceeds of a Base Rate Loan made by the Swing Line Lender and such portion of the Swing Line Advances deemed to be so paid shall no longer be outstanding as Swing Line Advances, and shall be due under the Revolving Credit Note issued to the Swing Line Lender. If any portion of any such amount paid to the Swing Line Lender should be recovered by or on behalf of any Borrower from the Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 10.4 hereof. Each Lender's obligation to make any Mandatory Loan referred to in this Subsection 2.5(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or any Event of Default; (iii) any breach of this Agreement or any of the other Loan Documents by any other

Lender; or (iv) any other circumstances, happening or event whatsoever, whether or not similar to any of the foregoing.

          (d) In the event that any Mandatory Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Loan would otherwise have been made, adjusted for any principal payments received by the Swing Line Lender relating to the Swing Line Advance from any Borrower on or after such date and prior to such purchase) from the Swing Line Lender, such participations in the outstanding Swing Line Advances as shall be necessary to cause such Lenders to share in such Swing
Line Advances ratably based upon their respective Commitment Percentages; provided, however, that (x) all interest payable on the Swing Line Advances
--------  -------
shall be for the account of the Swing Line Lender until the date as of which the respective participation required to be purchased is paid and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swing Line Lender interest on the principal amount of the participation purchased for each day from and including the day upon which the Mandatory Loan would otherwise have occurred to but excluding the date of payment for such participation, at a rate per annum equal to (I) the Federal
                                          ---------
Funds Rate for the first three (3) days and (II) at the Base Rate for each day thereafter.

          (e) A copy of each notice given by the Swing Line Lender to Lenders pursuant to this Subsection 2.5 shall be promptly delivered by the Swing Line Lender to the Agent and PSS. Upon the making of a Base Rate Loan by a Lender pursuant to Subsection 2.5(c), the amount so funded shall become due under such Lender's Revolving Credit Note.

          2.6  Fees.
               ----

          (a) In connection with the Revolving Credit Facility, the Borrowers shall pay to the Agent for the account of the Lenders, ratably in proportion to their Commitments, the following fees, all of which shall be non-refundable:

               (i) An annual facility fee payable quarterly at the end of each calendar quarter, commencing October 1, 1997, in an amount equal to the product of (i) the daily average amount during such calendar quarter of the Revolving Credit Commitment, and (ii) .0625%; and

               (ii) A closing fee payable on the Closing Date equal to the product of (x) 0.5% and (y) the Revolving Credit Commitment.

The fees payable under paragraph (i) of this Subsection 2.6(a) shall be adjusted on a pro rata basis if the Revolving Credit Commitment is reduced or terminated during any calendar quarter.

          (b) The Borrowers shall pay to the Agent for the account of the Lenders, ratably in proportion to their Commitments, an annual fee with respect to each Letter of Credit issued and outstanding under this Agreement in an amount equal to the product of (x) the Applicable Margin applicable to LIBOR Loans at the date of issuance of such Letter of Credit, and (y) the stated amount of such Letter of Credit. Such fee shall be payable in equal quarterly installments at the end of each calendar quarter commencing October 1, 1997. In addition, the Borrowers shall pay to the Issuing Bank on the date a Letter of Credit is issued an annual fee equal to 0.125% per annum of the stated amount of each Letter of Credit issued hereunder by the Issuing Bank.

          (c) The Borrowers shall pay to the Agent the fees described in the letter agreement dated the Closing Date between PSS and the Agent.

          2.7  Loan Account.  The Agent shall record in one or more Loan
               ------------
Accounts, all Advances to and all payments made by the Borrowers, and all other appropriate debits and credits. Each month the Agent shall render to PSS a statement setting forth the debit balance of the Loan Account as of the close of the preceding month, together with a statement of the amount of interest and other charges due the Lenders as of that time. Each statement shall be considered correct and accepted by the Borrowers and conclusively binding upon the Borrowers unless the Borrowers notify the Agent to the contrary in writing within thirty (30) days from the receipt of the statement.

          2.8  Computation of Interest.  Interest shall be calculated on the
               -----------------------
basis of a 365/366-day year for actual days elapsed for Base Rate Loans and on the basis of a 360-day year for LIBOR Loans. Any change in the interest rate on the Notes resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate shall occur.

          2.9  Maximum Legal Rate.  The Borrowers shall not be obligated to pay
               ------------------
and Lenders shall not collect interest on any Obligation at a rate in excess of the maximum permitted by law or the maximum that will not subject Lenders to any civil or criminal penalties. If, because of the acceleration of maturity, the payment of interest in advance or any other reason, the Borrowers are required, under the provisions of any Loan Document or otherwise, to pay interest at a rate in excess of such maximum rate, the rate of interest under such provisions shall immediately and automatically be reduced to such maximum rate, and any payment made in excess of such maximum rate, together with interest thereon at the rate provided herein from the date of such payment, shall be immediately and automatically applied to the reduction of the unpaid principal balance of the Obligation as of the date on which such excess payment was made. If the amount to be so applied to reduction of the unpaid principal balance exceeds the unpaid principal balance, the amount of such excess shall be refunded by Lenders to the Borrowers.

          2.10 Place of Payments.  All payments (including prepayments) by the
               -----------------
Borrowers hereunder shall be made at 51 South Duke Street, Lancaster, Pennsylvania 17602 or such other place or places as the Agent may direct, prior to 2:00 P.M. on the date of payment, in lawful money of the United States of America, and in immediately available funds, and, when due or upon instruction from PSS, may be made by debit to PSS's account number 0015355336 with the Agent.

          2.11 Application of Payments.  All payments shall be applied first to
               -----------------------
the payment in full of any costs incurred in the collection of any Obligation, including, without limitation, reasonable attorneys' fees, then to the payment in full of any late charges, then to the payment in full of accrued and unpaid interest and then to the reduction of the unpaid principal balance on any Advance.

          2.12 Late Charges.  If the Borrowers shall fail to pay any installment
               ------------
of interest or principal due under the Advances or any other sum due to the Lenders under any of the Loan Documents within fifteen (15) days after the date it is due, the Borrowers shall pay to the order of the Agent (for the ratable benefit of the Lenders), immediately, without notice or demand, a late charge equal to two percent (2.0%) of the amount overdue to defray part of the additional expense incurred by the Lenders in connection with the delinquency and collection of the overdue amount. The provision for such late charge shall not be construed to permit the Borrowers to make any payment after its due date, obligate the Lenders to accept any overdue installment, or affect the Lenders' rights and remedies upon the occurrence of a Default or an Event of Default.

          2.13 Voluntary Prepayments.
               ---------------------

               (a) Subject to Subsection 2.3 and paragraph (b) below, the Borrowers at any time and from time to time may voluntarily prepay any Advance, in whole or in part, upon notification to the Agent of such prepayment not later than one Business Day prior to the date of prepayment, in integral multiples of Two Hundred Fifty Thousand Dollars ($250,000) or, if less than Two Hundred Fifty Thousand Dollars ($250,000) in Advances remains outstanding, such lesser amount.

               (b) If the Borrowers prepay, in whole or in part, any LIBOR Loan prior to the expiration of the appropriate LIBOR Period applicable thereto, then the Borrowers shall indemnify the Lenders and hold the Lenders harmless from and against any and all direct and indirect costs and losses (including losses from redeployment of prepaid or unborrowed funds at rates lower than the cost of such funds to Lenders), but not lost profits, that any Lender may sustain or incur as a result of such prepayment of a LIBOR Loan. Such agreement to indemnify shall include, without limitation, any interest payable by the Lenders to lenders of funds obtained by the Lenders in order to make or maintain LIBOR Loans pursuant hereto.

          SECTION 3.  REPRESENTATIONS AND WARRANTIES.

          To induce Agent and the Lenders to enter into this Agreement and to make the Advances and issue the Letters of Credit, each Borrower represents and warrants to Agent and the Lenders that:

          3.1  Organization and Qualification.  Each Borrower is a corporation
               ------------------------------
or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified as a foreign corporation or limited liability company and in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification and in which the failure to so qualify would have a material adverse effect on the business or financial condition of PSS or such Borrower.

          3.2  Power and Authority.  Each Borrower has the power to execute,
               -------------------
deliver and perform under each of the Loan Documents to which it is a party and to borrow under this Agreement and has taken all necessary corporate action to authorize the borrowings hereunder on the terms and conditions of this Agreement and the execution and delivery of, and performance under, the Loan Documents to which it is a party. No consent of any other party (including stockholders of the Borrowers) and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery, or performance by the Borrowers of the Loan Documents, except such consents as have already been obtained.

          3.3  Enforceability.  The Loan Documents, when executed and delivered
               --------------
to Agent pursuant to the provisions of this Agreement, will constitute valid obligations of each Borrower which is a party thereto, legally binding upon it and enforceable in accordance with their respective terms, except as enforceability of the foregoing may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights and general equitable principles.

          3.4  Conflict with Other Instruments.  The execution and delivery by
               -------------------------------
the Borrowers of, and performance by the Borrowers under, the Loan Documents will not violate or contravene any provision of any existing law or regulation or decree of any court, governmental authority, bureau or agency having jurisdiction in the premises or of the Articles of Incorporation or of the By-Laws of any Borrower or of any material mortgage, indenture, security agreement, contract, undertaking or other agreement to which any Borrower is a party or which purports to be binding upon it or any of its properties or assets, and will not result in the creation or imposition of any lien, charge, encumbrance on, or security interest in, any of its properties or assets pursuant to the provisions of any such mortgage, indenture, security agreement, contract, undertaking or other agreement.

          3.5  Litigation.  No actions, suits or proceedings before any court or
               ----------
governmental department or agency (whether or not purportedly on behalf of any Borrower) are pending or, to the knowledge of the Borrowers, threatened (a) with respect to any of the transactions contemplated by this Agreement or (b) against or affecting any Borrower or any of its properties that could reasonably be expected to have a material adverse effect upon the financial condition, business or operations of the Borrowers as a whole or the Borrowers' ability to perform any of their obligations under the Loan Documents.

          3.6  Title to Assets.   Except as disclosed in writing to the Agent or
               ---------------
in PSS's most recent audited financial statements, no assets of any Borrower or any Subsidiary are subject to any mortgages, pledges, charges, liens, security interests or other encumbrances that would be required to be disclosed in audited financial statements of PSS in accordance with Generally Accepted Accounting Principles.

          3.7  Licenses; Intellectual Property.  Each Borrower owns or has a
               -------------------------------
valid right to use the licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and intellectual property rights being used to conduct its business as now operated; and the conduct of the business of each Borrower as now operated does not conflict with valid licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, and intellectual property rights of others. No claim is pending or, to the Borrowers' knowledge, threatened to the effect that any such intellectual property owned or licensed by the Borrowers or which any Borrower otherwise has the right to use, is invalid or unenforceable by the Borrower, as the case may be. Except as disclosed to the Agent, no Borrower has any obligation to compensate any Person for the use of any such rights, and no Person has been granted any license or other rights to use in any manner any of the rights of any Borrower, whether requiring the payment of royalties or not.

          3.8  Default.  No Default or Event of Default hereunder has occurred
               -------
and is continuing.

          3.9  Taxes.  Each Borrower has filed or caused to be filed all tax
               -----
returns (including, without limitation, those relating to federal and state income taxes) required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings for which adequate reserves have been provided on its books). No tax liens have been filed against any assets of any Borrower, and no claims are being asserted with respect to such taxes which could have a material adverse effect upon the financial condition, business or operations of the Borrowers taken as a whole.

          3.10 Financial Condition.  All consolidated and consolidating balance
               -------------------
sheets, profit and loss statements, and other financial statements of PSS, dated as of March 31, 1997, all of which have heretofore been delivered to the Lenders, and all financial statements and data of PSS which will hereafter be furnished to the Lenders, do or will (when furnished) present fairly in all material respects the consolidated financial position of PSS and the results of its operations as of the dates and for the periods for which the same are furnished. All such financial statements have been prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis. Neither PSS nor any Subsidiary possesses any "loss contingency" (as that term is defined in Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 5 - "FASB 5") which is not accrued, reflected, or reserved against in its balance sheet or disclosed in the footnotes to such balance sheet. There has been no material adverse change in the business, properties, operations or condition (financial or otherwise) of PSS or any Subsidiary since the date of the financial statements which were most recently furnished by the Borrowers to the Lenders.

          3.11 ERISA.
               -----

               (a) Except as specifically disclosed to the Lenders in writing prior to the date of this Agreement:

                    (i) there is no Accumulated Funding Deficiency with respect to any Employee Pension Plan;

                    (ii) no Reportable Event has occurred with respect to any Employee Pension Plan;

                    (iii) no violations of the Code have occurred that could potentially cause the loss of the tax qualified status of any Employee Pension Plan other than violations that are curable without material expense to the Borrower;

                    (iv) neither PSS nor any Controlled Group Member has incurred Withdrawal Liability with respect to any Multiemployer Plan; and

                    (v)   no Multiemployer Plan is in Reorganization.

               (b) No liability (whether or not such liability is being litigated) has been asserted against PSS or any Controlled Group Member in connection with any Employee Pension Plan or any Multiemployer Plan by the PBGC, by the trustee of a trust established pursuant to ERISA (S)4049, by a trustee appointed pursuant to ERISA (S)4042(b) or (c), or by a sponsor or an agent of a sponsor of a Multiemployer Plan, and no lien has been attached and no person has threatened to attach a lien on any of PSS's or its Controlled Group Members' property as a result of failure to comply with ERISA or as a result of the termination of any Employee Pension Plan.

               (c) Each Employee Pension Plan, as most recently amended, including amendments to any trust agreement, group annuity or insurance contract, or other governing instrument, is the subject of a favorable determination letter by the Internal Revenue Service with respect to its qualifications under Code (S)401(a) and such Employee Pension Plan's related trusts are exempt from taxation under Code (S)501(a). PSS has furnished Lenders with a copy of the most recent actuarial report for each Employee Pension Plan which is a defined benefit pension plan and each such report is accurate in all material respects. Neither PSS nor any Controlled Group Member has an unfulfilled obligation to contribute to any Multiemployer Plan other than for periodic contributions on account of current services of current employees that are not past due.

          3.12 Regulation U.  Neither PSS nor any Subsidiary is engaged in the
               ------------
business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and (except for a tender offer for the stock of a company whose stock is publicly traded) no part of the proceeds of the Loans will be used to purchase or carry any margin stock or to reduce or retire any indebtedness incurred for such purpose or to extend credit to others for such purpose.

          3.13  No Notices; No Violations.  Neither PSS nor any Subsidiary has
                -------------------------
received any notice from any federal, state or local authority or any insurance or inspection body to the effect that any of its properties, facilities, equipment or business procedures or practices fail to comply with any applicable law, ordinance, regulation, building or zoning law, judicial or administrative determination, or any other requirements of any such authority or body, and PSS and all Subsidiaries, and all such properties, facilities, equipment, procedures and practices, are, to the Borrowers' knowledge, in compliance in all material respects with all such laws, ordinances, determinations, regulations and requirements.

          3.14 Labor.  Neither PSS nor any Subsidiary is involved in any strike,
               -----
lock-out, boycott or any other material labor trouble, nor is it involved in labor negotiations.

          3.15 Environmental Matters.
               ---------------------

               (a) To the best of Borrowers' knowledge, the Premises have never been and are not being used to make, store, handle, treat, dispose of, generate, or transport Hazardous Substances in violation of any applicable law. To the best of Borrowers' knowledge, there has never been a Release of Hazardous Substances on or from the Premises or any other property owned or used by any Borrower in violation of any applicable law or that caused or might cause Contamination, and no Contamination exists on any such property.

               (b) Neither PSS nor any of the Subsidiaries has ever received any notification, citation, or complaint of any kind from any governmental authority alleging any violation of any law or regulation by PSS or such Subsidiary relating or pertaining to the making, storing, handling, treating, disposing, generating, transporting, or Release of any Hazardous Substances, and neither PSS nor any Subsidiary nor, to the best of Borrowers' knowledge, any property owned or used by PSS or any Subsidiary is under any investigation with respect to any such matters.

               (c) To the best of the Borrowers' knowledge, there are no underground storage tanks on the Premises or any other property owned or used by PSS or any Subsidiary.

          SECTION 4. CONDITIONS OF BORROWING.

          4.1  Initial Advance.  As a condition precedent to the Lenders'
               ---------------
obligation to make the initial Advance, the following conditions shall all be satisfied at the Closing Date:

               (a) Loan Documents.  Each Borrower shall have delivered or caused
                   --------------
     to be delivered to the Agent duly executed copies of each of the Loan Documents.

               (b)  Borrower's Authorizations.
                    -------------------------

                    (x) PSS shall have delivered to Agent

                        (i) a copy, certified by the Secretary of PSS, of the resolutions of the Board of Directors of PSS authorizing and approving the execution and delivery of and performance under this Agreement and the other Loan Documents, the borrowings provided for hereunder;

                        (ii) PSS's articles of incorporation certified by the corporate Secretary of PSS;

                        (iii) a good standing or subsistence certificate with respect to PSS certified by the Secretary of State of the state of PSS's incorporation as of a date within thirty (30) days of the Closing Date; and

                        (iv) a copy of PSS's By-Laws, as currently in effect, certified by PSS's Secretary or Assistant Secretary; and

                    (y) The President and Secretary of PSS shall have duly executed and delivered to the Agent certificates of incumbency, in form and substance satisfactory to the Agent.

                    (z) PSS shall have delivered to the Agent (i) a copy, certified by the Secretary or an Assistant Secretary of each Borrower (other than PSS) of the resolutions of the respective Boards of Directors of such Borrower authorizing and approving the execution and delivery of and performance under this Agreement and the other Loan Documents to which it is a party, and the borrowings provided for hereunder, and (ii) a good standing or corporate subsistence certificate with respect to such Borrower issued by the Secretary of State of its state of incorporation as of a date within twenty (20) days of the Closing Date.

               (c)  Legal Opinions.  Counsel for PSS shall have delivered to the
                    --------------
     Agent an opinion acceptable to Agent, dated the Closing Date and addressed to the Agent and the Lenders.

               (d)  Representations.  The representations and warranties
                    ---------------
     contained in Section 3 hereof shall be true and correct as of the

     Closing Date and no Default or Event of Default shall be in existence or shall occur as a result of any Advance made on the Closing Date.


               (e)  Legal Matters.  All legal matters incident to the
                    -------------
     transactions contemplated by this Agreement shall be satisfactory to Stevens & Lee, counsel for the Agent.

               (f)  Due Diligence.  The Agent and the Lenders shall have
                    -------------
completed their due diligence review of the Borrowers, and the results of such review shall be acceptable to the Agent and the Lenders.

               (g)  No Material Adverse Change.  No material adverse change in
                    --------------------------
the business, properties, operations or financial condition of PSS and its Subsidiaries, taken as a whole, shall have occurred since March 31, 1997.

               (h)  Recent Financial Statements.  The Agent and the Lenders
                    ---------------------------
shall have completed a satisfactory review of the consolidated results of operations of PSS for the five months ended May 31, 1997.

          4.2  Subsequent Advances.  As a condition precedent to the Lenders'
               -------------------
obligation to make any Advance after the Closing Date, the following conditions shall all be satisfied on the date of such Advance:

               (a)  Representations.  The representations and warranties
                    ---------------
     contained in Subsections 3.1, 3.2, 3.3, 3.4, 3.6, 3.8, and 3.10 (except for the last sentence of Subsection 3.10 to the extent such matter has theretofore been disclosed to the Agent) shall be true and correct on the date such Advance is made.

               (b)  No Default.  No Default or Event of Default shall exist on
                    ----------
     the date of such Advance or shall occur as the result of making such Advance.

          SECTION 5.  AFFIRMATIVE COVENANTS.

          The Borrowers covenant and agree that from and after the effective date of this Agreement and so long as any of the indebtedness hereunder remains outstanding and unpaid, in whole or in part, or the credit commitments hereunder remain available, the Borrowers will observe the following covenants, unless the Agent shall otherwise consent in writing:


          5.1  Financial Statements; Reports.  The Borrowers will furnish
               -----------------------------
to Lender:

               (a)  Annual Reports:  as soon as PSS files its annual report on
                    --------------
     Form 10-K with the SEC or ninety (90) days after its fiscal year end, whichever is later, the annual audit report of PSS containing a consolidated balance sheet of PSS and Subsidiaries, as at the end of such fiscal year, and related consolidated statements of income, stockholders' equity, and cash flows of PSS and its Subsidiaries, for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, all in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis and certified without exception or qualification by independent public accountants selected by PSS and satisfactory to the Agent, together with a consolidating balance sheet as at such year end and a consolidating income statement for such fiscal year of PSS and its Subsidiaries;

               (b)  Quarterly Statements.  As soon as PSS files its quarterly
                    --------------------
     reports on Form 10-Q with the SEC or forty-five (45) days after the end of each fiscal quarter, whichever is later, a consolidated balance sheet of PSS and its Subsidiaries, as of the end of such quarterly period, the related consolidated statements of income for such quarterly period and for the period from the end of the preceding fiscal year to the end of such quarterly period, and the related consolidated statements of cash flows for the period from the end of the preceding year to the end of such quarterly period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis (subject to normal year-end adjustments) and certified as to accuracy by the chief financial officer of PSS, together with a consolidating balance sheet as at such quarter end and consolidating statements of income for such quarterly period and for the period from the preceding year end to the end of such quarterly period of PSS and its Subsidiaries;

               (c)  Reports to Investors:  promptly after the sending or making
                    --------------------
     available or filing the same, copies of all reports and financial statements required to be or actually delivered or sent by PSS to its shareholders generally;

               (d)  Securities Filings:  promptly upon sending, making available
                    ------------------
     or filing the same, such reports and financial statements as

     PSS shall send or make available to the shareholders of PSS or file with the SEC and any press releases made by PSS; and

               (e) Other Information:  from time to time, such additional
                   -----------------
     financial and other information as Agent may reasonably request.

          5.2  Liabilities.  The Borrowers will pay and discharge, at or before
               -----------
their maturity, all their respective obligations and liabilities (including, without limitation, tax liabilities and all employee wages as provided in the Fair Labor Standards Act, 29 U.S.C. (S)(S)206-207 and any successor statute) which are material to the properties, results of operations, or financial condition of PSS and its Subsidiaries, taken as a whole, except those which may be contested in good faith, and maintain adequate reserves for any of the same in accordance with Generally Accepted Accounting Principles.

          5.3  ERISA.
               -----

               (a) PSS will furnish to Lenders (i) within thirty (30) days after it has reason to know that it or any Controlled Group Member has incurred Withdrawal Liability, or that any Multiemployer Plan is in Reorganization or that any Reportable Event has occurred with respect to any Employee Pension Plan or that the PBGC has instituted or will institute proceedings under Title IV of ERISA to terminate any Employee Pension Plan or to appoint a trustee to administer any Employee Pension Plan, a statement setting forth the details as to such Withdrawal Liability, Reorganization, Reportable Event, termination or appointment proceedings and the action which it (or the Multiemployer Plan sponsor or Employee Pension Plan sponsor other than PSS) proposes to take with respect thereto, together with a copy of any notice of Withdrawal Liability or Reorganization given to PSS or any Controlled Group Member and a copy of the notice of such Reportable Event given to PBGC if a copy of such notice is available to PSS or any of its Controlled Group Members; and (ii) promptly after receipt thereof, a copy of any notice PSS or any of its Controlled Group Members or the sponsor of any Employee Pension Plan receives from PBGC or the Internal Revenue Service which sets forth or proposes any action or determination with respect to such Employee Pension Plan.

               (b) PSS will notify Lenders of (i) any excise taxes which have been assessed or which PSS or any of its Controlled Group Members have reason to believe may be assessed against PSS or any of its Controlled Group Members by the Internal Revenue Service with respect to any Employee Pension Plan or Multiemployer Plan or (ii) any revocation of qualification under Code (S)401 which has occurred or which PSS or any of its Controlled Group Members have reason to believe may occur with respect to any Employee Pension Plan or Multiemployer Plan.

          5.4  Notices.  The Borrowers will promptly give notice in writing to
               -------
the Lenders of the occurrence of any of the following:

               (a) any Event of Default or Default under this Agreement; or

               (b) any adverse change in the properties, operations, business or condition (financial or otherwise) of the Borrowers since the date of the most recent financial statements furnished by the Borrowers to the Lenders or the likely occurrence thereof that is material to the properties, operations, business or financial condition of PSS and its Subsidiaries taken as a whole.

          5.5  Use of Proceeds.  The Borrowers shall use the proceeds of the
               ---------------
Revolving Credit Facility solely for the purpose of (i) repaying existing bank financing and Swing Line Advances, (ii) financing working capital, (iii) general corporate purposes, (iv) repayment of drawings honored under Letters of Credit, and (v) financing acquisitions permitted under Subsection 6.9.

          5.6  Corporate Existence; Properties.  Except in connection with
               -------------------------------
transactions permitted under Subsection 6.4, and except where any failure to comply with this Section 5.6 would not have a material adverse effect on the operations, properties, or financial condition of PSS and its Subsidiaries, taken as a whole, PSS and each Subsidiary will maintain:

               (a) its corporate existence and its qualification to do business and good standing in each jurisdiction in which qualification is necessary for the proper conduct of its businesses; and

               (b) all material licenses, permits and other authorizations necessary for the ownership and operation of its properties and businesses.

          5.7  Insurance.  PSS and each Subsidiary shall carry at all times, in
               ---------
coverage, form and amount consistent with prudent business practices, hazard insurance (with fire, extended and vandalism and malicious mischief coverage and coverage against such other hazards as are customarily insured against by companies in the same or similar business), commercial general liability insurance, worker's compensation insurance, and comprehensive automobile liability insurance, and pay all premiums on the policies for such insurance when and as they become due and do all other things necessary to maintain such policies in full force and effect, except where any failure to do so would not have a material adverse effect on the financial condition, properties or results of operations of PSS and its Subsidiaries, taken as a whole. The Borrowers shall from time to time, upon request by the Agent, promptly furnish or cause to be furnished to the Agent evidence, in form and substance satisfactory to the Agent, of the maintenance of all insurance required to be maintained by this Section.

          5.8  Books and Records.  PSS will maintain, and will cause each
               -----------------
Subsidiary to maintain, accurate and complete records and books of account with respect to all its operations in accordance with Generally Accepted Accounting Principles, and will permit, and will cause each Subsidiary to permit, officers or representatives of the Agent and the Lenders to examine and make excerpts from such books and records and to visit and inspect its properties, both real and personal, at all reasonable times and upon reasonable prior notice.

          5.9  Location of Business.  The Borrowers will notify Agent in advance
               --------------------
of any change in the location of the principal executive offices of PSS.

          5.10 Funded Debt to Total Capital.  PSS will maintain on a
               ----------------------------
consolidated basis at each fiscal quarter end beginning June 30, 1997, a ratio of Funded Debt to Total Capital of not greater than 0.5 to 1.0.

          5.11 Fixed Charge Coverage Ratio.  PSS will maintain on a consolidated
               ---------------------------
basis at each fiscal quarter end beginning June 30, 1997, a ratio of Annualized EBITDA to Fixed Charges of not less than 3.0 to 1.0.

          5.12 Funded Debt to Annualized EBITDA.  PSS will maintain on a
               --------------------------------
consolidated basis at each fiscal quarter end beginning June 30, 1997, a ratio of Funded Debt to Annualized EBITDA of not greater than the following:


  Fiscal Quarter Ending     Maximum Ratio
--------------------------  -------------
June 30, 1997                3.75 to 1.0
September 30, 1997           3.50 to 1.0
December 31, 1997            3.25 to 1.0
Each Fiscal Quarter End      3.00 to 1.0

          After December 31, 1997

          5.13 Deposit Accounts.  PSS shall maintain an account with the Agent.
               ----------------

          5.14 Compliance Certificates.  Together with the financial statements
               -----------------------
to be provided under Subsections 5.1(a) and (b) hereof, the Borrowers will deliver to the Agent and the Lenders a certificate of the chief financial officer of PSS (i) stating that no Default or Event of Default has occurred and is then continuing (or if a Default or Event of Default is then continuing, describing it and the actions being taken by the Borrowers to remedy such Default or Event of Default), and (ii) setting forth the calculation of compliance with the financial covenants contained in Subsections 5.10 through
5.12 as of the date of such financial statements.

          5.15 Interest Rate Hedging Program.  Within 90 days after the Closing
               -----------------------------
Date, PSS will establish and thereafter maintain a program to reduce the risk of movements in interest rates on the Borrowers' results of operations. In the event PSS enters into an agreement with any Lender as a part of such interest rate hedging program, the obligations of PSS to any Lender under such agreement shall be secured by the Pledge Agreement on a pari passu basis with all other
                                              ---- -----
obligations secured by the Pledge Agreement, which lien shall be permitted for purposes hereof.

          5.16 Acquisition Financial Information.  In connection with any
               ---------------------------------
proposed acquisition of any business or company by any Borrower (whether by merger, consolidation, acquisition of stock, or acquisition of assets), PSS will provide to the Lenders no later than five (5) Business Days prior to any acquisition requiring approval of the Required Lenders under Subsection 6.9, and no later than one (1) Business Day prior to any other acquisition (excluding transfers within the PSS consolidated group), the following information:

               (a) A narrative description of the proposed acquisition which describes the business to be acquired, the legal structure of the acquisition, the acquisition price to be paid, and other material features of the acquisition;

               (b) Copies of the financial statements, if available, or federal income tax returns if not, for the two most recent fiscal years of such business; and

               (c) Pro forma historical financial statements of PSS giving effect to the proposed acquisition on an historical basis for the two most recent fiscal quarters and on a projected basis for the period ending on the proposed date for completing the acquisition and demonstrating compliance with the covenants contained in Subsections 5.10 through 5.12.

          SECTION 6. NEGATIVE COVENANTS.

          The Borrowers covenant and agree that from and after the effective date of this Agreement and so long as any of the indebtedness hereunder remains outstanding and unpaid, in whole or in part, or the credit commitments hereunder remain available, the Borrowers will observe the following covenants unless the Agent shall otherwise consent in writing:

          6.1  Debt.  Except for the indebtedness incurred under this Agreement,
               ----
the Borrowers will not, nor will they permit any Subsidiary to, create, incur, assume or suffer or permit to exist any indebtedness for borrowed money or any indebtedness constituting the deferred portion of the purchase price of any business permitted to be acquired by PSS or any Subsidiary, except:

               (a) any such indebtedness not in excess of $2,000,000 in the aggregate principal amount at any one time outstanding; and

               (b)  Subordinated Indebtedness.

          6.2  Liens.  Except as otherwise contemplated by Section 5.15 or the
               -----
Pledge Agreement, PSS will not, nor will it permit any Subsidiary to, create, assume, or suffer to exist, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind upon any of its assets, whether now owned or hereafter acquired, securing (a) indebtedness for borrowed money, (b) indebtedness incurred in connection with the acquisition of businesses permitted to be acquired by PSS or any Subsidiary, (c) guaranteed obligations, (d) letter of credit obligations, or (e) deferred purchase price obligations, except, purchase money liens on and security interests in assets acquired by any Borrower or any Subsidiary, provided that such liens and security interests attach only to the property so acquired and do not encumber any other property of the Borrowers or any Subsidiary.

          6.3  Investments.  The Borrowers will not make or suffer to exist any
               -----------
investment, except investments in the following:

               (a) companies engaged in businesses similar to the lines of business in which the Borrowers are currently engaged;

               (b) marketable direct obligations of the United States of America or any agency thereof, marketable obligations directly and fully guaranteed by the United States of America and certificates of deposit issued by any Lender or by any other bank with a shareholders' equity of at least $50,000,000 organized under the laws of the United States of America or any state thereof, provided that such obligations and certificates of deposit have a maturity of one year or less from the date of purchase;

               (c)  any of the following:

                    (i) repurchase agreements on obligations specified in clause (b) above maturing within 90 days, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories and the short-term debt obligations of the party agreeing to repurchase are rated at least Prime-1 by Moody's Investor Service, Inc. and at least A1+ by Standard & Poor's Corporation;

                    (ii) federal funds, certificates of deposit, time deposits, money market accounts and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest long-term ratings; and the short-term obligations of such depository institution or trust company are rated at least Prime-1 by Moody's Investor Service, Inc. and at least A1+ by Standard & Poor's Corporation; and

                    (iii) commercial paper (having an original maturity of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating; provided that such commercial paper shall have a remaining maturity of not more than 90 days; and

               (d)  assets used in the ordinary course of Borrowers' businesses.

          6.4  Mergers, Consolidations.  PSS will not, nor will it permit any
               -----------------------
Subsidiary to, enter into any transaction of merger or consolidation, except that:

               (a) any Subsidiary may be merged into or consolidated with the Borrower if the Borrower shall be the surviving corporation;

               (b) any Subsidiary may be merged into or consolidated with any other Subsidiary or any other Person; and

               (c) Borrower may be merged with another Person if the Borrower will be the surviving corporation;

provided that immediately after giving effect thereto, the Borrower shall be in compliance with all the terms of this Agreement and no Default or Event of Default hereunder shall have occurred and be continuing.

          6.5  Disposition of Assets.  No Borrower will liquidate or dissolve
               ---------------------
itself (or suffer any liquidation or dissolution), or convey, sell, lease, pledge, or otherwise transfer or dispose of all or any substantial part of its properties, assets or business except that the Borrowers and any Subsidiaries may sell used equipment no longer used or useful in connection with their respective businesses.

          6.6  Continuance of Business.  No Borrower will, nor will it permit
               -----------------------
any Subsidiary to, engage in any line of business other than those in which the Borrowers or any such Subsidiary is currently engaged on the date of this Agreement and lines of business similar thereto.

          6.7  Use of Proceeds.  Except in connection with a tender offer for
               ---------------
the stock of corporation whose shares are publicly traded, no Borrower will, nor will it permit any Subsidiary to, directly or indirectly, apply any part of the proceeds of the Loans to the purchasing or carrying of any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder.

          6.8  Negative Pledges.  PSS will not, nor will it permit any
               ----------------
Subsidiary to, enter into any agreement or understanding prohibiting PSS or any Subsidiary from granting liens or encumbrances on their respective assets in favor of Agent or any Lender.

          6.9  Acquisitions.  No Borrower will, nor will it permit any
               ------------
Subsidiary to, acquire any business or company (whether by merger, consolidation, acquisition of stock, or acquisition of assets) if (i) the total consideration paid for such business or company exceeds $7,500,000, or (ii) the total consideration paid for all such businesses or companies in any calendar year will exceed $15,000,000. For purposes of this Subsection 6.9, "total consideration" means, without duplication, the sum of all (i) cash paid, (ii) liabilities assumed, (iii) notes or other similar obligations issued to sellers, and (iv) the fair market value of all capital stock issued in connection with such acquisition by any Borrower or any Subsidiary.

          SECTION 7. EVENTS OF DEFAULT, REMEDIES.

          7.1  Events of Default.  The following shall constitute Events of
               -----------------
Default:

               (a) Non-Payment.  (i) Failure by the Borrowers to pay the
                   -----------
     principal of or accrued interest on the Notes within three Business Days after such payment is due, or (ii) the failure of the Borrowers to pay any other amount payable to any Lender under this Agreement within fifteen (15) days after such amount becomes due.

               (b) Falsity of Representations and Warranties.  Any
                   -----------------------------------------
     representation or warranty made by the Borrowers in this Agreement or in any other Loan Document or in any certificate, financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to be false or misleading in any material respect when made.

               (c) Failure to Perform Certain Covenants.  Failure by the
                   ------------------------------------
     Borrowers to observe or perform any other covenants, conditions or provisions contained in this Agreement or in any other Loan Document, provided that, except with respect to a violation of the covenants contained in Subsections 5.10 through 5.12, 6.4, and 6.5, such failure shall continue for a period of thirty (30) days.

               (d) Default Under Other Obligations.  The Borrower or any
                   -------------------------------
     Subsidiary:

                    (i) defaults in any payment of principal of or interest on any obligations with respect to indebtedness for borrowed money (other than under the Notes or any such obligation payable to any Lender) or any obligation for the deferred purchase price of property beyond any period of grace provided with respect thereto; or

                    (ii) defaults in the performance of any other agreement, term or condition contained in any such obligation or in any agreement relating thereto;

     if the holder or holders of such obligation (or a trustee on behalf of such holder or holders) declares, such obligation to become due prior to its stated maturity and if the aggregate amount of all of such obligations so accelerated exceed $1,000,000.

               (e) Voluntary Bankruptcy, Etc.  The commencement by PSS or any
                   -------------------------
     Subsidiary of a voluntary case under the Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of PSS or any Subsidiary or for any substantial part of its property, or the making by it of any general assignment for the benefit of creditors, or the failure of PSS or any Subsidiary generally to pay its debts as such debts become due, or the taking of corporate action by PSS or any Subsidiary in furtherance of any of the foregoing, except where any such action would not have a material adverse effect on the properties, results of operations, or financial condition of PSS and its Subsidiaries taken as a whole.

               (f) Involuntary Bankruptcy, Etc.  The entry of a decree or order
                   ---------------------------
     for relief by a court having jurisdiction in the premises in respect of any Borrower or any Subsidiary in an involuntary case under the Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of any Borrower or any Subsidiary or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) days, except where any such action would not have a material adverse effect on the properties, results of operations, or financial condition of PSS and its Subsidiaries taken as a whole.

               (g)  ERISA.
                    -----

                    (i) (A)(1) Any Employee Pension Plan is terminated within the meaning of Title IV of ERISA (other than a standard termination that satisfies the requirements of Section 4041(b) of ERISA), or (2) a trustee is appointed by the appropriate United States District Court to administer any Employee Pension Plan, or (3) the PBGC institutes proceedings to terminate any Employee Pension Plan, or (4) any Reportable Event occurs which the Lender determines in good faith indicates a substantial likelihood that an event described in (1),
          (2), or (3) above will occur, or (5) PSS or any of its Controlled Group Members incur any Withdrawal Liability with respect to any Multiemployer Plan or (6) any Multiemployer Plan enter Reorganization, and (B) with respect to events described in (1)-(4) above, only, the benefit commitments (within the meaning of ERISA (S)4001(a)(16)), exceed the market value of the assets in the fund under the Employee Pension Plan by, five percent (5%) or more of the consolidated net worth of PSS;

                    (ii) there occurs any Accumulated Funding Deficiency with respect to any Employee Pension Plan and PSS or any of its Controlled Group Members fails to correct such Accumulated Funding Deficiency prior to the end of the taxable period within the meaning of Code
          (S)4971(c)(3); or

                    (iii) any Employee Pension Plan loses its tax-qualified status and as a result thereof, PSS or any Controlled Group Member incurs liability in the aggregate exceeding five percent (5%) of the consolidated net worth of PSS.

               (h)  Default Under Other Documents.  An "Event of Default" or
                    -----------------------------
     similar event shall have occurred and be continuing under any Loan
     Document.

               (i)  Judgments.  One or more judgments not covered by insurance
                    ---------
     maintained by Borrowers (or if covered by insurance, with respect to which the insurer has denied coverage or reserved its rights) are entered against any Borrower in an aggregate amount of One Million Dollars ($1,000,000) or more and that would have a material adverse effect on the properties, results of operations, or financial condition of PSS and its Subsidiaries taken as a whole, and the Borrowers shall not obtain the satisfaction, release, stay or dismissal thereof within thirty (30) days thereof.

          7.2  Acceleration.
               ------------

               (a) Upon the occurrence of an Event of Default specified in Paragraphs 7.1(a) through 7.1(d), and 7.1(g) through 7.1(i), the Agent may, with the approval of the Required Lenders, by written notice to the Borrowers, terminate immediately and irrevocably the Revolving Credit Facility, the Revolving Credit Commitment, the Swing Line Facility, the Swing Line Commitment, and any other obligation of the Lenders to make any Advances to or issue Letters of Credit for the account of the Borrowers, and declare the Notes, and all other instruments evidencing the Obligations to be due and payable, whereupon the principal amount of the Notes and all outstanding Obligations, together with accrued interest thereon and all other amounts payable thereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

               (b) Upon the occurrence of an Event of Default specified in Paragraphs 7.1(e) or 7.1(f), the Revolving Credit Facility, the Revolving Credit Commitment, the Swing Line Facility, the Swing Line Commitment, and any other obligation of the Lenders to make any Advances to or issue Letters of Credit for the account of the Borrowers, shall automatically and immediately terminate and the unpaid principal balances of, all accrued, unpaid interest on, and all other sums payable with regard to, the Notes and all instruments evidencing the Obligations shall automatically and immediately become due and payable, in all cases without any action on the part of the Agent or any Lender.

          7.3  Right of Setoff.  Upon the occurrence of an Event of Default, the
               ---------------
Lenders shall have the right, in addition to all other rights and remedies available to them, to set off against the unpaid balance of the Obligations, any debt owing to any Borrower by any Lender and any funds in any deposit account maintained by any Borrower with any Lender except deposit accounts used solely as payroll accounts or for the payment of health benefit expenses.

          7.4  Remedies Cumulative.  The Agent and the Lenders may exercise any
               -------------------
of their rights and remedies set forth in this Loan Agreement and the other Loan Documents. The remedies of the Agent and the Lenders shall be cumulative and concurrent, and may be pursued singly, successively, or together, at their sole discretion, and may be exercised as often as the occasion therefore shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

          SECTION 8. MISCELLANEOUS.

          8.1  No Waiver; Cumulative Remedies.  No failure or delay on the part
               ------------------------------
of the Agent or any Lender in exercising any right, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude or require any other or further exercise thereof or the exercise of any other right, power or privilege. Neither the Agent nor any Lender shall be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Agent, and then only to the extent specifically set forth in writing. A waiver with respect to one event shall not be construed as continuing or as a bar to or a waiver of any right or remedy with respect to a subsequent event. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

          8.2  Notices.  All notices, requests and demands to or upon the
               -------
respective parties hereto shall be deemed to have been given or made when (a) deposited in the United States mail, postage prepaid, certified mail, return receipt requested, (b) when sent by telecopy transmission, or (c) when sent by courier system providing for receipt of delivery, addressed as follows or to such other address as may be hereafter designated in writing by the respective parties hereto:

          The Borrowers:      (a)  If mailed:

                              Physician Support Systems, Inc.
                              P.O. Box 127
                              Landisville, PA  17538

                              Attention:  David S. Geller,
                                    Senior Vice President and Chief
                                    Financial Officer

                              (b)  If sent by courier:

                              Physician Support Systems, Inc.
                              Route 230 and Eby Chicques Road
                              Mount Joy, PA  17552

                              Attention:  David S. Geller,
                                    Senior Vice President and Chief
                                    Financial Officer

                              (c)  If sent by telecopy:

                              Telecopy No.:  (717) 653-8261

          Agent:              CoreStates Bank, N.A.
                              51 South Duke Street
                              Lancaster, PA  17602

                              Attention:  Gary R. Johnson
                              Telecopy No.: (717) 295-8544

          8.3  Reimbursement of Agent.  The Borrowers hereby agree to reimburse
               ----------------------
the Agent for its reasonable out-of-pocket expenses, including reasonable counsel fees, incurred by the Agent in connection with the development, preparation, execution and enforcement of this Agreement and all the Loan Documents, including all counsel fees in connection with any bankruptcy or insolvency proceeding involving any Borrower, this Agreement or any of the other Loan Documents. Such expenses and counsel fees shall be paid simultaneously with the execution of this Agreement and all such expenses hereafter incurred shall be paid within fifteen (15) days after notice thereof is given to Borrowers by the Agent.

          8.4  Payment of Expenses and Taxes.  In addition to payment of the
               -----------------------------
expenses and counsel fees provided for in Subsection 8.3, the Borrowers agree to pay, and to save the Agent and the Lenders harmless from any delay in paying, stamp and other similar taxes, if any, including, without limitation, all levies, impositions, duties, charges or withholdings, together with any penalties, fines or interest thereon or other additions thereto, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement and the Loan Documents or any modification of any thereof or any waiver or consent under or in respect of any thereof.

          8.5  Survival of Representations and Warranties.  All
               ------------------------------------------
representations, warranties, covenants and agreements made in this Agreement and all other Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loans hereunder. The provisions of Subsections 8.3, 8.4, 8.10, 8.11 and 8.12 hereof shall survive payment of the Obligations.

          8.6  Participations and Assignments.
               ------------------------------

               (a) Subject to the provisions of Section 10.16(b) hereof, with the prior written consent of PSS (which consent shall not be unreasonably withheld or delayed), each Lender shall have the right to assign up to fifty percent (50%) of its Commitment and its interest in the Advances and the Loan Documents. Each Lender may sell to other lenders participations in its Commitment and in the Advances, the Loan Documents and any and all collateral on such terms and at such times as the Lender may determine from time to time; provided that such participants shall be granted the right to vote or consent to modifications to the Loan Documents only on matters involving (i) changes in interest rates, (ii) changes in the Termination Date, or (iii) the amount of such Lender's Commitment or the amount of the Revolving Credit Commitment. The Borrowers hereby grant to each such assignee and participant the right to set off deposit accounts maintained by any Borrower or any of the Subsidiaries with such assignee or participant or any other obligations such assignee or participant may owe to such Borrower or any of its Subsidiaries, to the extent of all Obligations. The Lenders may disclose all financial, business and other information about the Borrower or any of its Subsidiaries which the Lenders may possess at any time to all prospective and actual assignees and participants, provided that such prospective or actual assignees and participants agree to preserve the confidentiality of any nonpublic information.

               (b) No Borrower may assign or transfer its rights hereunder without the prior written consent of the Required Lenders.

               (c) No Lender may assign any of its interest in the Advances or its Commitment unless it pays to the Agent a transfer fee of $3,500 in connection with each such assignment. The Borrowers will not be responsible or obligated to pay any costs, fees or expenses in connection with any assignment or participation.

          8.7  Successors.  This Agreement shall be binding upon and inure to
               ----------
the benefit of the Borrowers, the Agent, and the Lenders and their respective successors and permitted assigns.

          8.8  Governing Law and Construction.  This Agreement, all Loan
               ------------------------------
Documents, and the rights and obligations of the parties hereunder and thereunder, shall be governed by and construed and interpreted in accordance with, the domestic internal laws of the Commonwealth of Pennsylvania without regard to its rules or principles pertaining to conflict of laws. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          8.9  Severability.  Any provision contained in this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.10  Indemnity.  The Borrowers hereby agree, whether or not any of
                ---------
the transactions contemplated in the Loan Documents shall be consummated, to pay, assume liability for, and indemnify, protect, defend, save and keep harmless the Agent and the Lenders from and against, any and all liabilities, obligations, losses, damages, settlements, claims, actions, suits, penalties, costs and expenses (including, but not limited to, reasonable legal and investigative fees and expenses but excluding any and all lost profits) of whatsoever kind and nature, including, but not limited to claims based upon negligence, strict or absolute liability, liability in tort, latent and other defects (whether or not discoverable), and any claim for patent, trademark or copyright infringement which may from time to time be imposed on, incurred by or asserted against the Agent or any Lender (whether or not any such claim is also indemnified or insured against by any other person) in any way relating to or resulting from this Agreement or any other Loan Document, or any of the transactions contemplated herein or therein. The provisions of this subsection shall survive the payoff, release, foreclosure or other disposition, as applicable, of this Agreement, the Obligations or any collateral.

          8.11 Waiver of Trial by Jury; Jurisdiction.
               -------------------------------------

               (a) Each party to this Agreement agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this Agreement or any other Loan Document or which in any way relates, directly or indirectly, to the Advances or Letters of Credit or any event, transaction, or occurrence arising out of or in any way connection with the Advances or Letters of Credit, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. THE BORROWERS ACKNOWLEDGE AND AGREE THAT THIS SUBSECTION 8.11 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT BETWEEN THE PARTIES AND THAT THE LENDERS WOULD NOT EXTEND THE CREDIT FACILITIES PROVIDED HEREIN TO THE BORROWERS IF THIS WAIVER OF JURY TRIAL SECTION WERE NOT A PART OF THIS AGREEMENT.

               (b) For the purpose of any suit, action or proceeding arising out of or relating to this Agreement, the Notes, or the Advances or Letters of Credit, the Borrowers hereby irrevocably consent and submit to the jurisdiction and venue of any of the Courts of the Commonwealth of Pennsylvania including, without limitation, the Court of Common Pleas of Lancaster County and the Federal District Court for the Eastern District of Pennsylvania. The Borrowers irrevocably waive any objection which they may now or hereinafter have to the laying of the venue of any suit, action or proceeding brought in such court and any claim that such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The provisions of this Paragraph 8.11(b) shall not limit or otherwise affect the right of the Agent or any Lender to institute and conduct action in any other appropriate manner, jurisdiction or court.

          8.12 Actions Against Lenders; Release.
               --------------------------------

               (a) Any action brought by the Borrowers or any Subsidiary against the Agent or any Lender which is based, directly or indirectly, on this Agreement or any other Loan Document or any matter in or related to this Agreement or any other Loan Document, including but not limited to the making of the Advances or the administration or collection thereof, shall be brought only in the courts located in the Commonwealth of Pennsylvania.

               (b) Upon full payment and satisfaction of the Advances and the interest thereon, as provided in Section 2 hereof, the expiration or termination of all Letters of Credit, and the termination of all credit availability hereunder, the parties shall thereupon automatically each be fully, finally, and forever released and discharged from any further claim, liability or obligation in connection with the Advances and Letters of Credit, except as expressly set forth herein, and except to the extent any payment received by the Agent or any Lender is determined to be a preference or similar voidable transfer.

          8.13 Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          8.14 Entire Agreement.  This Agreement and the Loan Documents
               ----------------
represent the entire agreement between the Agent, the Lenders and the Borrowers with respect to the financing transactions to which they relate, and cannot be changed or amended except by an agreement in writing signed by the Borrowers and the Agent.

          8.15 Margin Stock.  The Lenders are not relying on any margin stock
               ------------
(within the meaning of Regulation U) as collateral in connection with the extension or maintenance of any credit under this Agreement.

          SECTION 9. RIDERS AND JOINDERS.

          9.1  Riders.  Each of the Riders attached to this Agreement and
               ------
executed or initialed by Agent and by PSS are incorporated by reference into this Agreement and are made a part hereof. The terms and conditions contained in any Rider to this Agreement may be modified, amended, supplemented or restated by a subsequently dated Rider executed or initialed by the Agent and PSS, and any such subsequently dated Rider shall be incorporated by reference into this Agreement and made a part hereof whether or not such Rider is physically attached hereto. Each amendment, modification, and supplement to or restatement of a Rider shall be effective as of the date of such Rider unless otherwise expressly provided therein.

          9.2  Joinders.  If the parties hereto desire to have a new entity
               --------
become a party to this Agreement as either a Borrower or a Lender, such party shall execute and deliver to the Agent a joinder in the form of Rider B attached hereto. Upon acceptance of such joinder by the Agent and PSS, such party shall become a Borrower or Lender hereunder as the case may be. Each Subsidiary shall join in this Agreement and become a Borrower hereunder within ten (10) days after such Subsidiary becomes a Subsidiary.

          SECTION 10.  THE AGENT.

          10.1 Appointment and Authorization.  Each Lender appoints and
               -----------------------------
authorizes the Agent to take such action as agent on the Lender's behalf and to exercise such powers under this Agreement and the Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly provided herein. The Borrowers shall be entitled to rely on any representation made by Agent that any action taken by Agent has been approved (if necessary) by the Required Lenders, and the Borrowers shall have no duty to inquire as to whether such action by Agent was approved by the Required Lenders.

          10.2 Agent's Rights as Lender.  Agent shall have the same rights and
               ------------------------
powers under this Agreement as any other Lender and may exercise or refrain from exercising the same as though it were not the Agent, and Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or any Affiliate as if it were not the Agent hereunder.

          10.3  Actions; Lenders' Instructions.
                ------------------------------

               (a) The Agent, upon receipt of written instructions from the Required Lenders, shall take any action specified in such instructions which is within the Agent's rights, powers or discretion under the Loan Documents and applicable law. Any Lender that fails to respond to the Agent in writing within ten (10) days after written notice from Agent requesting approval of any action that Agent proposes to take with respect to the Loans shall be deemed to have approved such action by Agent.

               (b) Each Lender which notifies the Agent to take specific actions shall concurrently deliver copies of such notification to the other Lenders. The Agent shall deliver copies to the Lenders of each written notice which it delivers to any Borrower. Failure by any Lender to deliver copies of any notices pursuant to this Section 10.3(b) shall not invalidate any action with regard to the Borrowers.

               (c) Any action taken or failure to act pursuant to such instructions from the Required Lenders or the Agent's rights, powers or discretion shall be binding on the Lenders.

               (d) No Lender shall have any right of action against the Agent as a result of the Agent's action or failure to take action under the Loan Documents in accordance with the instructions of the Required Lenders.

               (e) Notwithstanding anything else contained herein to the contrary, without the prior written consent of all of the Lenders (which consent no Lender shall unreasonably withhold, condition or delay), the Agent, on behalf of the Lenders, shall not:

                    (i) agree to any change in the rate or rates of interest, maturity or amortization schedules applicable to the Advances except as the Borrowers are permitted to make under the terms hereof;

                    (ii) release any Borrower from its obligations under the Loan Documents (including the release of any collateral pledged to secure the Obligations pursuant to the Pledge Agreement); or

                    (iii)  extend the Termination Date.

               (f) Notwithstanding anything else contained herein to the contrary, a Lender's Commitment may not be increased or decreased without the written consent of such Lender.

               (g) Anything herein or otherwise to the contrary notwithstanding,the Agent shall not grant any waiver or consent required under the Loan Documents or requested by the Borrowers without the approval of the Required Lenders.

          10.4 Preference Repayments.  If claim is ever made upon the Agent or
               ---------------------
any Lender for repayment or recovery of any amount or amounts received by the Agent or any Lender in payment or on account of the Advances and the Agent or any Lender repays all or part of such amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or any Lender or any of its property, or (b) any settlement or compromise of any such claim effected by the Agent or any Lender with any such claimant (including the Borrowers), then and in such event Lenders agree that any such judgment, decree, order, settlement or compromise shall be binding upon Lenders, notwithstanding any revocation hereof or the cancellation of the Loan Documents or other instrument evidencing the Advances, and Lenders agree to immediately pay to the Agent or the Lender repaying such amount an amount equal to the product of (i) such Lender's Commitment Percentage and (ii) the amount of such funds repaid by the Agent or such Lender.

          10.5 Consultation with Experts.  The Agent may consult with legal
               -------------------------
counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          10.6 Liability of Agent.  Neither the Agent nor any of its directors,
               ------------------
officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement, any Loan Document, or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrowers; or (iii) the validity, effectiveness or genuineness of this Agreement, the Loan Documents, or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a telecopy or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

          10.7 Credit Decision.  By executing this Agreement, each Lender
               ---------------
acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents.

          10.8 Successor Agent.  With the written consent of PSS to any
               ---------------
successor Agent (which consent shall not be unreasonably withheld or delayed), the Agent may resign at any time by giving written notice thereof to the Lenders. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent, which successor Agent must be approved by PSS

(which approval shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) Business Days after the retiring Agent gives notice of resignation, the retiring Agent may, on behalf of the Lenders, appoint a successor agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least Fifty Million Dollars ($50,000,000). Upon the acceptance in writing for the benefit of the Lenders of its appointment as Agent hereunder by a successor Agent, the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

          10.9 Setoff or Counterclaim.  The Agent and the Lenders each hereby
               ----------------------
agree that if any of them shall, by exercising any right of setoff or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to the Advances which is greater than the proportion received by the others in respect of the aggregate amount of principal and interest due to the others with respect to the Advances, the Lender that has received such proportionately greater payment shall make such payments to the other Lenders as may be required so that all such payments of principal and interest with respect to the interest of each in the Advances shall be shared by the Lenders pro rata (in proportion to each Lender's Commitment). The foregoing shall not impair the right of any of Lenders to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Borrower other than its indebtedness under the Advances; provided, however, that amounts subject to such exercise shall be applied first to the payment of indebtedness of such Borrower which is participated in or shared by all the Lenders prior to the application of any such amounts to any indebtedness of the Borrower which is owed to only some of the Lenders.

          10.10  Amendments.  Any provision of this Section 10 may be amended by
                 ----------
a writing signed by all of the Lenders and Agent. Except for the provisions of Sections 10.1, 10.8, 10.11, and 10.16, the Borrowers shall not be a beneficiary of any provision contained in this Section 10, and the Borrowers shall have no rights under any provisions of this Section 10.

          10.11  Payments Received.  Agent shall hold all payments received by
                 -----------------
it from the Borrowers with respect to the Advances in trust for the account of the Lenders. Agent shall deliver to each Lender its percentage share of any payment received by Agent on account of the Advances by wire transfer of funds to the account designated by such Lender on the Business Day following the date on which payment is received by the Agent. Payments shall not be deemed "received" by Agent until Agent has collected funds with respect to such payment.

          10.12  Advances.  Each Lender shall on the date that any Advance is to
                 --------
be made to the Borrowers remit to the Agent such Lender's Commitment Percentage of such Advance by wire transfer in immediately available funds. The commitment of each Lender to the Agent hereunder is absolute and binding, and is not subject to reduction or termination. The Agent and each Lender shall make appropriate adjustments of their respective records concerning the proportionate share of each with respect to amounts advanced under the Advances and amounts received from the Borrowers for credit against principal, interest and other charges due under the Loan Documents as of the date of each transfer between the Agent and such Lender.

          10.13  Indemnification.  Each Lender hereby agrees to indemnify the
                 ---------------
Agent, according to its proportionate share, from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs (including, without limitation, the Out-of-Pocket Costs), expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to, or arising out of the Advances or any action taken or omitted by the Agent under the Loan Agreement or other Loan Documents; provided, however, that the Lenders shall not be liable for any portion of any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from (a) the Agent's gross negligence or willful misconduct, or (b) any breach of the provisions of this Agreement by Agent. The Agent agrees to act in a commercially reasonable fashion in defending or attempting to settle any such suit, action or claim brought against it, and any payment of any amounts for which it shall seek indemnification hereunder; and the Agent shall give the Lenders notice of all such suits, actions and claims of which it is aware, and shall endeavor to give the Lenders prior notice of any such payment. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for the Lender's proportionate share of any Out-of-Pocket Costs to the extent that the Agent is not reimbursed for such Out-of-Pocket Costs by the Borrowers.

          10.14  Liquidation.
                 -----------

               (a) If the Agent shall determine that an Event of Default has occurred, the Agent may, after notice to, and approval of the Required Lenders, elect to exercise its rights and remedies under this Agreement and the other Loan Documents. Thereafter, all Collections and all other monies received or held by the Agent in connection with the Advances shall be applied to the following categories, in the following order (and in accordance with the proportionate shares thereof in categories (ii) and
     (iii)): (i) all Out-of-Pocket Costs and all costs and expenses incurred by the Agent and the Lenders in connection with the enforcement of their rights under this Agreement or any of the other Loan Documents; (ii) all accrued and unpaid interest under the Advances; and (iii) the entire unpaid principal balance of the Advances. The failure of the Agent or the Lenders to apply Collections as aforesaid shall not be deemed or construed to confer any right upon the Borrowers or to any guarantor, surety or endorser of the Advances.

               (b) The Agent agrees to use its best efforts to give the Lenders notice of all material actions to be taken with respect to all Collections after the occurrence of an Event of Default under this Agreement; provided,
                                                                       --------
     however, that no failure to give the Lenders any such notice shall result
     -------
     in any liability of the Agent in the absence of gross negligence or willful misconduct on the part of the Agent.

          10.15  Forwarding Information.  Agent shall promptly forward to each
                 ----------------------
Lender a copy of any financial information received by the Agent with respect to the Borrowers that has not been contemporaneously provided to the Lenders by the Borrowers. The Agent shall furnish to the Lenders on a weekly basis a statement of all advances made and payments received by the Agent with respect to the Revolving Credit Facility.

          10.16  Termination.
                 -----------

               (a) The obligations of the Lenders to the Agent hereunder are absolute, and the Lenders' proportionate share of the Advances may be reduced or terminated only with the express prior written approval of the Agent and PSS and effected either by (i) the substitution of another financial institution which is authorized to make similar extensions of credit in the ordinary course of business (provided that the Agent and PSS shall not unreasonably withhold such approval); or (ii) the voluntary purchase by the Agent of the Lenders' proportionate share (or the amount of the reduction thereof proposed by the Lenders). The Agent shall have no obligation to purchase the Lenders' proportionate share or any part thereof, or to find any substitute financial institution.

               (b) Except as provided in Subsection 8.6, neither the Agent nor any of the Lenders shall sell, pledge, assign, grant participations in, subparticipate or otherwise transfer (except to wholly-owned banking subsidiaries of any holding company which owns either the Agent or any of the Lenders, by operation of law in the case of a merger or acquisition involving the Agent or any of the Lenders, or where so ordered pursuant to applicable banking regulations) its respective rights under or in connection with this Agreement, the Loan Documents and the Advances without procuring the prior written consent of the Required Lenders. Nothing contained herein shall confer upon either the Agent or the Lenders any interest in, or subject either to any liability for, the assets or liabilities of the other, except as expressly provided for herein.

               (c) In the event of (i) the insolvency of any of the Lenders or the appointment of any public authority to be in charge of any of the Lenders or their respective assets, or (ii) the failure on the part of any of the Lenders to observe or perform any of the terms, covenants or conditions required to be observed or performed by them under this Agreement and the subsequent failure to cure such failure within thirty
     (30) days after notice from the Agent to effect such cure, the Agent and any other Lender shall have the right, but not the obligation, to purchase the defaulting Lender's Commitment and Commitment Percentage of Advances and Letters of Credit for a purchase price equal to the defaulting Lender's Commitment Percentage of the outstanding principal balance of the Advances funded by such defaulting Lender at the purchase date plus accrued but unpaid interest at the applicable rates specified in the Loan Documents through the date of such purchase. Such transfer shall be accomplished by a written assignment in form acceptable to the parties.

               (d) In the event of (i) the insolvency of the Agent or the appointment of any public authority to be in charge of the Agent or its assets or (ii) the failure of the Agent to observe or perform any of the terms, covenants, or conditions required to be observed or performed by Agent under this Agreement and the subsequent failure to cure such failure within ten (10) days after notice from any of the Lenders of such failure, then the Lenders (excluding any Lender acting as Agent) may by agreement replace the Agent and appoint a successor Agent in accordance with the procedures described in Paragraph 10.8 hereof.

          10.17  Notices.  All notices given under this Section 10 shall be
                 -------
deemed given (i) when sent by United States mail, postage paid, (ii) when sent by commercial express courier that provides evidence of delivery, charges paid, or (iii) when sent by telecopy to the Lenders and the Agent at the addresses set forth in Rider A attached hereto.

          10.18  No Joint Venture.  The provisions of this Section 10 shall not
                 ----------------
be deemed a joint venture or partnership among the Agent and the Lenders or an extension of credit by the Agent or the Lenders to the other.

          10.19  Corporate Records.  Each of the Lenders and the Agent agree to
                 -----------------
have the minutes of the appropriate committee of such institution reflect the existence of this Agreement and to maintain a copy of this Agreement in the institution's files relating to the Lender's Commitment.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              PHYSICIAN SUPPORT SYSTEMS, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              SPRING ANESTHESIA GROUP, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              INDEPENDENT ANESTHESIA IPA OF CALIFORNIA, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              INDEPENDENT ANESTHESIA IPA OF ARIZONA, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              NORTH COAST HEALTH CARE MANAGEMENT, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              NORTH COAST ACCOUNT SYSTEMS, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Vice President

                              MEDICAL MANAGEMENT SUPPORT, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              DATA PROCESSING SYSTEMS, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Vice President

                              PSS PBS NORTHWEST, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              PSS ALM, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Secretary

                              SYNERGISTIC SYSTEMS, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              EE&C FINANCIAL SERVICES, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              PSS EE&C HEALTH SERVICES, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              MED-DATA INTERFACE SYSTEMS, LLC

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              MEDICAL INTERCEPT SYSTEMS, LLC

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              PHYSERV SOLUTIONS, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              PSS C-CARE, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Vice President

                              PSS PAMBI, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Vice President

                              PSI ACQUISITION CORPORATION

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Vice President

                              REVENUE PRODUCTION MANAGEMENT, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Senior Vice President

                              C-CARE, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Treasurer

                              H.O.P.E. ENTERPRISES GROUP, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Treasurer

                              PROFESSIONAL MEDICAL RECOVERY SERVICE, INC.

                              By /s/ David S. Geller
                                ---------------------------------------
                                 David S. Geller, Treasurer

                              CORESTATES BANK, N.A., as Agent

                              By /s/ Gary R. Johnson
                                ---------------------------------------
                                 Gary R. Johnson, Vice President

                              CORESTATES BANK, N.A., as Lender

                              By /s/ Gary R. Johnson
                                ---------------------------------------
                                 Gary R. Johnson, Vice President

                              TORONTO DOMINION (NEW YORK), INC.

                              By /s/ David G. Parker
                                ---------------------------------------
                                David G. Parker
                                Vice President

                              NATIONSBANK, N.A.

                              By /s/ Monica Brandes
                                ---------------------------------------
                                Monica Brandes
                                Vice President

Exhibits
--------

A - Form of Borrowing Notice

Riders
------

A - Lenders and Commitments
B - Form of Joinder

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of PHYSICIAN SUPPORT SYSTEMS, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                              /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of SPRING ANESTHESIA GROUP, INC., a California corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                              /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Vice President of PSS C-CARE, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                              /s/ Doris J. Martin
                              ----------------------------------
                              Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be the Treasurer of C-CARE, INC., a New Jersey corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                              /s/ Doris J. Martin
                              ----------------------------------
                              Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be the Treasurer of H.O.P.E. ENTERPRISES GROUP, INC., a New Jersey corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                              /s/ Doris J. Martin
                              ----------------------------------
                              Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be the Treasurer of PROFESSIONAL MEDICAL RECOVERY SERVICE, INC., a New Jersey corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                              /s/ Doris J. Martin
                              ----------------------------------
                              Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of REVENUE PRODUCTION MANAGEMENT, INC., an Illinois corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              ----------------------------------
                              Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Vice President of PSS PAMBI, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              ----------------------------------
                              Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Vice President of PSI ACQUISITION CORP., a Michigan corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              ----------------------------------
                              Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of INDEPENDENT ANESTHESIA IPA OF CALIFORNIA, INC., a California corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of INDEPENDENT ANESTHESIA IPA OF ARIZONA, INC., an Arizona corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                      /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of NORTH COAST HEALTH CARE MANAGEMENT, INC., an Ohio corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Vice President of NORTH COAST ACCOUNT SYSTEMS, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of MEDICAL MANAGEMENT SUPPORT, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              ------------------------------------------
                                         Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Vice President of DATA PROCESSING SYSTEMS, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of PSS PBS NORTHWEST, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be the Secretary of PSS ALM, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of SYNERGISTIC SYSTEMS, INC., a California corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of EE&C FINANCIAL SERVICES, INC., a New York corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of PSS EE&C HEALTH SERVICES, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of MED-DATA INTERFACE SYSTEMS, LLC, a Texas limited liability company, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public



COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of MEDICAL INTERCEPT SYSTEMS, LLC, a Texas limited liability company, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss.
COUNTY OF LANCASTER           :

          On this 8th day of September, 1997, before me, a notary public, the undersigned officer, personally appeared DAVID S. GELLER, who acknowledged himself to be a Senior Vice President of PHYSERV SOLUTIONS, INC. a Michigan corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                       /s/ Doris J. Martin
                              -----------------------------------------
                                         Notary Public

                                  EXHIBIT "A"
                                  -----------

                          FORM OF NOTICE OF BORROWING

CoreStates Bank, N.A.
51 South Duke Street
Lancaster, Pennsylvania  17602

Attention:
           -----------------------

Ladies and Gentlemen:

     The undersigned, Physician Support Systems, Inc., ("PSS"), refers to the Amended and Restated Loan Agreement dated as of September 8, 1997 (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), among PSS and its Subsidiaries, the Lenders party thereto, and CoreStates Bank, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice that it requests a Revolving Credit Advance in accordance with the provisions of Section 2.1 under the Credit Agreement, and in that connection sets forth below the terms on which such Advance is requested to be made:

REQUEST FOR REVOLVING CREDIT ADVANCE

(A)  Date of Borrowing
     (which is a Business Day)
                                ----------------------

(B)  Principal Amount of
     Borrowing/1/
                                ----------------------

(C)  Interest rate basis/2/
                                ----------------------

(D)  Interest Period and the last
     day thereof if a LIBOR Loan/3/
                                      ---------------------------------

     Upon acceptance of any or all of the Loans made by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.2 of the Credit Agreement have been satisfied.

                              Very truly yours,

                              PHYSICIAN SUPPORT SYSTEMS, INC.

                              By
                                ---------------------------------------
                              Title:
                                    -----------------------------------

--------------------
/1/ A minimum of $1,000,000 and $500,000 increments in excess thereof (or the remaining amount available under the Revolving Credit Facility, if less).

/2/  LIBOR Loan or Money Market Loan.

/3/ Subject to the provisions and definitions of the Credit Agreement, but generally one, two, three, or six months' duration.

                                                         Dated:  August 28, 1997

                                    RIDER A

                             LENDERS' COMMITMENTS



                                    Percentage
                                   Interest in
       Lender and Address             Loans           Lender's Commitment
       ------------------          -----------        -------------------

CoreStates Bank, N.A.                   53.846%          $35,000,000
51 South Duke Street
Lancaster, Pennsylvania  17602

Attention:  Gary R. Johnson

Telecopy No. 717-295-8544

NationsBank, N.A.                       15.385%          $10,000,000
Commercial Banking
10 Light Street - 20th floor
MD4-302-20-06
Baltimore, MD  21202-1499

Attention:  Monica R. Brandes

Telecopy No.:  410-539-7508

Toronto Dominion(New York),Inc.         30.769%          $20,000,000
909 Fannin, Suite 1700
Houston, Texas 77010

Attention:  Manager, Credit
Administration

Telecopy No.:  713-951-9921


                              CORESTATES BANK, N.A.


                              By /s/ Gary R. Johnson
                                ----------------------------------------
                                    Gary R. Johnson, Vice President


                              TORONTO DOMINION (NEW YORK), INC.


                              By /s/ David G. Parker
                                ----------------------------------------
                                     David G. Parker
                                     Vice President


                              NATIONSBANK, N.A.


                              By /s/ Monica Brandes
                                ----------------------------------------
                                     Monica Brandes
                                     Vice President

                                   RIDER "B"

                                    JOINDER
                                    -------


          The undersigned, intending to be legally bound, hereby joins in and becomes a party to the Amended and Restated Loan Agreement dated September 8, 1997 to which this Joinder is attached as a [Lender] [Borrower], and agrees to be bound by the terms and conditions thereof.

          IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed and delivered as of this _______ day of _____________________, 199__.


                              ------------------------------------------

                              By
                                ----------------------------------------

                              Attest:
                                     -----------------------------------